As filed with the Securities and Exchange Commission on or about October 9, 2002

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-14

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

        Pre-Effective Amendment No. 1                                     [X]
        Post-Effective Amendment No. ___                                  [_]

        (Check Appropriate Box or Boxes)


                            NUVEEN INVESTMENT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                333 West Wacker Drive, Chicago, Illinois 60606
                   (Address of Principal Executive Offices)


       Name and Address of Agent
       for Service:                                         Copies to:

   Gifford R. Zimmerman--Vice President and                 Eric F. Fess
               Secretary                                 Chapman and Cutler
         333 West Wacker Drive                             111 W. Monroe
        Chicago, Illinois 60606                         Chicago, Illinois 60603
       (Name and Address of Agent for Service)

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

   The title of the securities being registered is Class R Shares of the Nuveen NWQ Multi-Cap Value Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.


   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

                           PBHG SPECIAL EQUITY FUND

                                a Portfolio of
                                  PBHG FUNDS
                                P.O. Box 219534
                          Kansas City, Missouri 64121

                                                           October       , 2002

Dear Shareholder:

   Enclosed is a combined proxy statement and prospectus seeking your approval of two proposals. Both proposals arise from the recent acquisition by The John Nuveen Company of the investment advisory business of NWQ Investment Management Company, which serves as the investment subadvisor to PBHG Special Equity Fund ("Special Equity Fund").


   Proposal 1 seeks your approval of a new investment sub-advisory agreement that will allow NWQ Investment Management Company to continue to serve as the sub-adviser to Special Equity Fund. Under the Investment Company Act of 1940, the acquisition of NWQ Investment Management Company by The John Nuveen Company automatically terminated the investment sub-advisory agreement pursuant to which NWQ Investment Management Company provided services to Special Equity Fund. NWQ Investment Management Company currently acts as sub-adviser to Special Equity Fund pursuant to an interim sub-advisory agreement that will expire on December 28, 2002. The terms of the new investment sub-advisory agreement that you are asked to approve are identical to those contained in the sub-advisory agreement that was terminated as a result of the acquisition. After careful consideration, the Board of Trustees unanimously approved the new investment sub-advisory agreement and recommends that you vote FOR Proposal 1 after carefully reviewing the enclosed materials.


   Proposal 2 seeks your approval of a proposed combination of Special Equity Fund with Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value Fund"), an investment portfolio of Nuveen Investment Trust, a Massachusetts business trust ("Nuveen Trust"). The combination of the funds is being proposed in connection with The John Nuveen Company's acquisition of NWQ Investment Management Company with a view toward increasing the assets of Special Equity Fund by making it part of the Nuveen family of mutual funds. Nuveen Institutional Advisory Corp. will serve as investment adviser to Multi-Cap Value Fund, and NWQ Investment Management Company will serve as sub-adviser. Multi-Cap Value Fund has the same investment objective as Special Equity Fund and has investment policies and limitations that are essentially the same as those of Special Equity Fund. The projected annual operating expenses of Multi-Cap Value Fund, expressed as a percentage of fund assets, are expected to be lower than those of Special Equity Fund. Special Equity Fund shareholders may also benefit from the ability to exchange their shares for shares of other funds in the Nuveen family of mutual funds. In the event Special Equity Fund shareholders do not approve the proposed combination, NWQ Investment Management Company has indicated that it would evaluate alternative courses of action, including possible resignation as sub-adviser to the Special Equity Fund, in light of the potential overlap between the Special Equity Fund and the Multi-Cap Value Fund.

   The Board of Trustees has unanimously concluded that combining Special Equity Fund with Multi-Cap Value Fund would serve the best interests of Special Equity Fund and its shareholders. The accompanying document describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation. After careful consideration, the Board of Trustees recommends that you vote FOR Proposal 2 after carefully reviewing the enclosed materials.

   Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also grant a proxy to vote your shares on the web at http://www.proxyvote.com by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                          Sincerely,

                                          Harold J. Baxter
                                          Chairman

                           PBHG SPECIAL EQUITY FUND

                                a Portfolio of
                                  PBHG FUNDS
                                P.O. Box 219534
                          Kansas City, Missouri 64121

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on December 5, 2002

To the Shareholders of PBHG Special Equity Fund:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of PBHG Special Equity Fund ("Special Equity Fund"), an investment portfolio of PBHG Funds, ("PBHG Funds"), will be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087, on December 5, 2002, at 10:00 a.m., Eastern time, for the following purposes:

    1. To approve a new investment sub-advisory agreement among PBHG Funds, acting on behalf of Special Equity Fund, Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC, pursuant to which NWQ Investment Management Company, LLC will continue to act as sub-adviser to Special Equity Fund.


    2. To approve the transfer of Special Equity Fund, into Nuveen Investment Trust ("Nuveen Trust") as a new portfolio named Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value Fund"). This action requires shareholder approval of an Agreement and Plan of Reorganization (the "Plan of Reorganization") between PBHG Funds acting on behalf of Special Equity Fund and Nuveen Trust acting on behalf of Multi-Cap Value Fund.



       Pursuant to the Plan of Reorganization, all of the assets of Special Equity Fund (other than those required to discharge Special Equity Fund's obligations) will be transferred to Nuveen Trust. Upon such transfer, Nuveen Trust will issue Class R shares of Multi-Cap Value Fund to Special Equity Fund for distribution to Special Equity Fund's shareholders. Special Equity Fund will then make a liquidating distribution of the Multi-Cap Value Fund Class R shares so received to shareholders of Special Equity Fund. Each Special Equity Fund shareholder will receive a number of Multi-Cap Value Fund Class R shares with an aggregate net asset value equal to that of his or her shares of Special Equity Fund. As soon as is reasonably practicable after the transfer of its assets, Special Equity Fund will pay or make provision for payment of all its liabilities. Special Equity Fund will then terminate its existence as a separate portfolio of PBHG Funds and its outstanding shares will be cancelled.


    3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

   Shareholders of record as of the close of business on September 12, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.


   You are invited to attend the Special Meeting, but if you cannot do so, please complete and return in the enclosed envelope the accompanying proxy, which is being solicited by the management of PBHG Funds, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may also grant a proxy to vote your shares by calling the telephone number on your proxy card, or on the Internet at http://www.proxyvote.com. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to PBHG Funds at any time before the proxy is exercised or by voting in person at the Special Meeting.


                                          John M. Zerr
                                          Vice President and Secretary

October       , 2002

                           PBHG SPECIAL EQUITY FUND

                                a Portfolio of
                                  PBHG FUNDS
                  P.O. Box 219534 Kansas City, Missouri 64121
                           Toll Free: (800) 433-0051

                        NUVEEN NWQ MULTI-CAP VALUE FUND
                                a Portfolio of
                            NUVEEN INVESTMENT TRUST
                              333 West Wacker Dr.
                            Chicago, Illinois 60606

                           Telephone: (312) 917-7700

                    Combined Proxy Statement and Prospectus

                           Dated: October     , 2002

   This document is being furnished to you in connection with the Special Meeting of Shareholders of PBHG Special Equity Fund ("Special Equity Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), to be held on December 5, 2002 (the "Special Meeting").

   At the Special Meeting you will be asked to consider and approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among PBHG Funds, acting on behalf of Special Equity Fund, Pilgrim Baxter & Associates, Ltd., and NWQ Investment Management Company, LLC ("NWQ Investment Management"). Pursuant to this agreement, NWQ Investment Management will continue to provide investment sub-advisory services to Special Equity Fund. The Board of Trustees of PBHG Funds has unanimously approved the New Sub-Advisory Agreement and recommends that you vote FOR approval of the New Sub-Advisory Agreement.

   You will also be asked to consider and approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") between PBHG Funds, acting on behalf of Special Equity Fund, and Nuveen Investment Trust ("Nuveen Trust"), acting on behalf of Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value Fund"). The Plan of Reorganization provides for the combination of Special Equity Fund with Multi-Cap Value Fund. The investment objective of Multi-Cap Value Fund and Special Equity Fund are the same. Each seeks long-term capital appreciation. Nuveen Institutional Advisory Corp. ("NIAC"), will serve as investment adviser and NWQ Investment Management will serve as sub-adviser to Multi-Cap Value Fund. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), serves as investment adviser and NWQ Investment Management serves as sub-adviser to Special Equity Fund. See "Comparison of Investment Objectives, Policies and Restrictions." The Board of Trustees of PBHG Funds has unanimously approved the Plan of Reorganization as being in the best interests of Special Equity Fund shareholders and recommends that you vote FOR approval of the Plan of Reorganization.


   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before voting on the New Sub-Advisory Agreement and the Plan of Reorganization. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to Nuveen Trust at the address shown above, or by calling (800) 257-8787.



   The current Prospectus of Special Equity Fund, dated July 29, 2002 (the "Special Equity Fund Prospectus"), together with the related Statement of Additional Information also dated July 29, 2002, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. Copies of these documents are available without charge upon written request to PBHG Funds at the address shown above, or by calling (800) 257-8787. The current prospectus of Multi-Cap Value Fund dated October 9, 2002 ("Multi-Cap

Value Fund Prospectus") and the related Statement of Additional Information also dated October 9, 2002 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available without charge upon written request to Nuveen Trust at the address shown above, or by calling (800) 257-8787. A copy of the Multi-Cap Value Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about Nuveen Trust and PBHG Funds. You can obtain additional information about Special Equity Fund at http://www.pbhgfunds.com and Multi-Cap Value Fund at http://www.nuveen.com.


   The SEC has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                                              Page
                                                                                              ----
INTRODUCTION.................................................................................   1

PROPOSAL 1: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.......................................   2
   Summary...................................................................................   2
   Assignment of Former Investment Sub-Advisory Agreement and Approval of Interim Investment
     Sub-Advisory Agreement..................................................................   2
   Approval of the New Sub-Advisory Agreement................................................   2
   Transfers of Control of an Investment Adviser under the 1940 Act..........................   3
   Terms of the New Sub-Advisory Agreement...................................................   3
   The Prior Sub-Advisory Agreement..........................................................   4
   NWQ Investment Management.................................................................   4
   Action Requested..........................................................................   5

PROPOSAL 2: THE REORGANIZATION...............................................................   6
   Summary...................................................................................   6
   Reasons for the Reorganization............................................................   6
   Comparison of Multi-Cap Value Fund and Special Equity Fund................................   7
   Risk Factors..............................................................................  10
   Comparison Of Investment Objectives, Policies and Portfolio Managers......................  11
   Additional Information About the Plan of Reorganization...................................  11
   Capitalization............................................................................  13
   Federal Tax Consequences..................................................................  14
   Additional Information About the Funds....................................................  15
   Rights of Shareholders....................................................................  17
   Information Incorporated by Reference.....................................................  20
   Action Requested..........................................................................  20

OWNERSHIP OF SPECIAL EQUITY FUND SHARES......................................................  20
   Significant Holders.......................................................................  20
   Ownership of Trustees and Officers........................................................  20

LEGAL MATTERS................................................................................  21

FINANCIAL STATEMENTS.........................................................................  21

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION................................  21


                APPENDIX I Agreement and Plan of Reorganization

           APPENDIX II Prospectus of Nuveen NWQ Multi-Cap Value Fund

                                 INTRODUCTION

   This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the PBHG Funds' Board of Trustees for use at the Special Meeting of Shareholders of Special Equity Fund to be held at the offices of Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087, on December 5, 2002, at 10:00 a.m., Eastern time. That meeting and any adjournments thereof are referred to as the "Special Meeting."


   We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. We estimate that the cost of shareholder solicitation will be approximately $3,000. Those costs will be paid by Old Mutual (US), Holdings, Inc. ("Old Mutual"), the parent company of Pilgrim Baxter. Special Equity Fund will not bear any of the costs of the shareholder solicitation.


   All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the New Sub-Advisory Agreement and FOR the proposal to approve the Plan of Reorganization, and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of Special Equity Fund entitled to vote at the Special Meeting will constitute a quorum.

   At the Special Meeting, approval of the New Sub-Advisory Agreement and approval of the combination of Special Equity Fund with Multi-Cap Value Fund (the "Reorganization") requires the affirmative vote of a majority of the outstanding voting securities of Special Equity Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a majority of outstanding voting securities of Special Equity Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of Special Equity Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding shares of Special Equity Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of Special Equity Fund.


   Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, and will be considered votes against approval of the proposals at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer that indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may revoke your proxy by requesting a ballot and voting in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.



   Shareholders of record as of the close of business on September 12, 2002 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 1,876,240.594 shares of Special Equity Fund. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.


   We intend to mail this Proxy Statement/Prospectus and the accompanying proxy
on or about October   , 2002.

            PROPOSAL 1: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Summary


   Due to the acquisition by The John Nuveen Company of NWQ Investment Management Company from Old Mutual, the Prior Sub-Advisory Agreement automatically terminated. An Interim Sub-Advisory Agreement currently allows NWQ Investment Management to provide sub-advisory services to Special Equity Fund for a period of up to 150 days from the date of termination of the Prior Sub-Advisory Agreement on August 1, 2002. The Board of Trustees of PBHG Funds including the independent trustees by unanimous vote, approved, and is seeking shareholder approval of, a New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical to the Prior Sub-Advisory Agreement and will allow NWQ Investment Management to provide sub-advisory services to Special Equity Fund for an initial term of two years, or until the closing of the Reorganization as described below in Proposal 2.


Assignment of Former Investment Sub-Advisory Agreement and Approval of Interim Investment Sub-Advisory Agreement

   On August 1, 2002, The John Nuveen Company acquired NWQ Investment Management Company from Old Mutual. The acquisition was effected by merging NWQ Investment Management Company, a Massachusetts corporation, with and into a newly-created Delaware limited liability company now called NWQ Investment Management Company, LLC ("NWQ Investment Management"). The John Nuveen Company is the sole member of NWQ Investment Management Company, LLC.

   The acquisition of NWQ Investment Management by The John Nuveen Company resulted in an "assignment," as that term is defined in the 1940 Act, of Special Equity Fund's Investment Sub-Advisory Agreement with NWQ Investment Management Company (the "Prior Sub-Advisory Agreement"). As the 1940 Act requires, the Prior Sub-Advisory Agreement automatically terminated upon its assignment.

   As an interim measure to avoid any lapse in investment advisory services to Special Equity Fund, PBHG Funds and Pilgrim Baxter entered into an Interim Sub-Advisory Agreement with NWQ Investment Management. Under the terms of the Interim Sub-Advisory Agreement NWQ Investment Management continues to provide sub-advisory services to Special Equity Fund.

   The Interim Sub-Advisory Agreement will remain in effect for a period of up to 150 days from the date of termination of the Prior Sub-Advisory Agreement. All compensation NWQ Investment Management earns under the Interim Investment Management Agreement is being held in an interest-bearing escrow account pending shareholder approval of a new Investment Sub-Advisory Agreement (the "New Sub-Advisory Agreement"). If shareholders approve the proposed New Sub-Advisory Agreement, the amount held in the escrow account, plus interest, will be paid to NWQ Investment Management. If shareholders do not approve the proposed New Sub-Advisory Agreement, NWQ Asset Management will receive the lesser of the costs it incurred in performing its services under the Interim Sub-Advisory Agreement or the amount in the escrow account, plus accrued interest.


Approval of the New Sub-Advisory Agreement


   The Board of Trustees of PBHG Funds has approved, subject to shareholder approval, the New Sub-Advisory Agreement. When considering the New Sub-Advisory Agreement, the Board of Trustees evaluated the nature and quality of the services provided by NWQ Investment Management under the Prior Sub-Advisory Agreement and concluded that Special Equity Fund would benefit from NWQ Investment Management's continued service as sub-adviser. The Sub-advisory services to be provided by NWQ Investment Management pursuant to the New Sub-Advisory Agreement, and the fees to be paid to NWQ Investment Management for those services, are the same as those under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is being submitted to shareholders of Special Equity Fund for approval as required by the 1940 Act.

Transfers of Control of an Investment Adviser under the 1940 Act

   Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) an unfair burden may not be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

   Consistent with the first condition of Section 15(f), The John Nuveen Company has agreed that, for a period of three years after the closing of its acquisition of NWQ Investment Management, it will not take or recommend any action that would cause more than 25% of the Board of Trustees of Special Equity Fund or Multi-Cap Value Fund to be interested persons of The John Nuveen Company or any of its affiliated entities.

   With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from the investment company of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

   The John Nuveen Company has also agreed not to take or recommend any action that would constitute an unfair burden on the Special Equity Fund or Multi-Cap Value Fund within the meaning of Section 15(f). In this regard, the sub-advisory fee level received by NWQ Investment Management under the New Sub-Advisory Agreement will be the same as that provided under the Prior Sub-Advisory Agreement.


Terms of the New Sub-Advisory Agreement



  Services



   The New Sub-Advisory Agreement obligates NWQ Investment Management to:



  . manage the investment operations of the Special Equity Fund and the composition of Special Equity Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with Special Equity Fund's investment objective, policies and limitations; and



  . provide supervision of Special Equity Fund's investments and to determine from time to time what investments and securities would be purchased, retained or sold by the Special Equity Fund and what portion of the assets would be invested or held uninvested in cash.



   NWQ Investment Management has agreed to act in conformity to the Trust's Agreement and Declaration of Trust and its prospectus, and to conform and comply with the requirements of the 1940 Act and other applicable laws in the performance of its duties under the New Sub-Advisory Agreement.



  Fees



   For the services provided pursuant to the New Sub-Advisory Agreement, NWQ Investment Management is entitled to receive from Pilgrim Baxter a sub-advisory fee that is computed and paid monthly at an annual rate of 0.50% of Special Equity Fund's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by Pilgrim Baxter in respect of Special Equity Fund).


  Limitations on Liability


   The New Sub-Advisory Agreement provides certain limitations on NWQ Investment Management's liability, but also provides that NWQ Investment Management shall not be protected against any liability to Special Equity Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.


  Continuance and Renewal


   As described below in Proposal 2, the Board of Trustees of PBHG Funds has recommended the approval of an Agreement and Plan of Reorganization which provides for the reorganization of Special Equity Fund with Multi-Cap Value Fund. If shareholders approve that Reorganization, the New Sub-Advisory Agreement will only be in effect during the period after the Special Meeting until the closing of the Reorganization. If shareholders do not approve the Reorganization, the New Sub-Advisory Agreement will remain in effect in accordance with its terms.



   The continuance of the New Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by PBHG Funds' Board of Trustees or by vote of a majority of Special Equity Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement may be terminated (i) by Special Equity Fund at any time, without the payment of any penalty by the vote of a majority of trustees of the PBHG Funds or by the vote of a majority of the outstanding voting securities of Special Equity Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by NWQ Investment Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


The Prior Sub-Advisory Agreement


   PBHG Funds, on behalf of the PBHG Special Equity Fund, and Pilgrim Baxter entered into the Prior Sub-Advisory Agreement with NWQ Investment Management on October 23, 2001. The Prior Sub-Advisory Agreement was last submitted to a vote of the initial Special Equity Fund shareholder on December 12, 2001, for initial approval. The terms of the Prior Sub-Advisory Agreement are the same as those of the New Sub-Advisory Agreement.




NWQ Investment Management


   The John Nuveen Company is the sole member of NWQ Investment Management, which is organized as a Delaware limited liability company. The John Nuveen Company, as the sole managing member, has appointed an Executive Committee of NWQ Investment Management which is responsible for overseeing the day-to-day affairs of NWQ Investment Management. In addition, The John Nuveen Company has appointed certain officers of NWQ Investment Management. The members of the Executive Committee are Michael Mendez, Jon Bosse and Ted Friedel. Mr. Mendez serves as the President; Mr. Bosse as the Chief Investment Officer; and Mr. Friedel as the Managing Director of NWQ Investment Management. The address of each such officer is 2049 Century Park East, 4th Floor, Los Angeles, California 90067. None of the officers, employees or members of the Executive Committee of NWQ Investment Management serve as officers or trustees of Special Equity Fund. The John Nuveen Company, through various affiliates, manages over $83 billion in assets for clients in separate accounts, registered investment companies and other collective investment vehicles.

Action Requested

   Based upon its review of all of the information provided, the consideration of the factors described above and such other factors it considered relevant, the Board has determined that the New Sub-Advisory Agreement is in the best interests of Special Equity Fund and its shareholders. Accordingly, the Board of Trustees of PBHG Funds, including the independent trustees by unanimous vote, approved the New Sub-Advisory Agreement and recommends that the shareholders of Special Equity Fund vote FOR the New Sub-Advisory Agreement with NWQ Investment Management.

                        PROPOSAL 2: THE REORGANIZATION

Summary

   The Reorganization will result in the combination of Special Equity Fund with Multi-Cap Value Fund. Special Equity Fund is a portfolio of PBHG Funds, a Delaware business trust. Multi-Cap Value Fund is a newly created portfolio of Nuveen Investment Trust, a Massachusetts business trust.


   If the shareholders of Special Equity Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets of Special Equity Fund (other than those required to discharge Special Equity Fund's obligations) will be transferred to Multi-Cap Value Fund. Upon such transfer, Nuveen Trust will issue Class R shares of Multi-Cap Value Fund to PBHG Funds for distribution to Special Equity Fund's shareholders. Each shareholder of Special Equity Fund will receive a number of Multi-Cap Value Fund shares with an aggregate net asset value equal to that of his or her shares of Special Equity Fund. As soon as is reasonably practicable after the transfer of its assets, Special Equity Fund will pay or make provision for payment of all its liabilities. Special Equity Fund will then terminate its existence as a separate portfolio of PBHG Funds, and its outstanding shares will be cancelled pursuant to an amendment to PBHG Funds' Agreement and Declaration of Trust. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.


   Shareholders will not pay any sales charge for shares of Multi-Cap Value Fund received in connection with the Reorganization. PBHG Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization--Federal Tax Consequences" below.


   Multi-Cap Value Fund is a portfolio of Nuveen Trust, an open-end series management investment company registered under the 1940 Act. The principal offices of Nuveen Trust are located at 333 West Wacker Drive, Chicago, Illinois, 60606 telephone: (312) 917-7700.


Reasons for the Reorganization

   The Board of Trustees of PBHG Funds, including each of the independent trustees, has determined that the reorganization of Special Equity Fund into Multi-Cap Value Fund is in the best interests of Special Equity Fund and its shareholders and that the interests of Special Equity Fund shareholders will not be diluted as a result of the Reorganization.

   Nuveen Institutional Advisory Corp. ("NIAC") and NWQ Investment Management proposed the combination of Multi-Cap Value Fund and Special Equity Fund in connection with the acquisition of NWQ Investment Management by The John Nuveen Company. Multi-Cap Value Fund has the same investment objective as Special Equity Fund and the investment policies and limitations of the two funds are essentially the same. NWQ Investment Management, the sub-adviser for Special Equity Fund, serves as sub-adviser to Multi-Cap Value Fund.

   In evaluating the proposed Reorganization, PBHG Funds' Board of Trustees considered a number of factors, including:

  . The similarity of the investment objective and principal investment strategies of the two funds.

  .  The anticipated continuity of investment management.

  .  The comparative expenses of the two funds.

  .  The tax-free nature of the Reorganization for Federal income tax purposes.


  .  The undertaking by Old Mutual to bear the expenses of the Reorganization.

   NIAC and NWQ Investment Management proposed the Reorganization with a view toward increasing the assets of Special Equity Fund by making it part of the Nuveen family of mutual funds. Nuveen has broad access to mutual fund distribution channels, significant sales and marketing resources, and strong brand equity.


   The total annual operating expenses of Multi-Cap Value Fund Class R shares, expressed as a percentage of assets, are initially projected to be lower than the current total annual fund operating expenses of Special Equity Fund. The total operating expenses of Special Equity Fund for its most recent fiscal year, expressed as a percentage of assets, were 2.21%, before fee waivers and expense reimbursements. The projected total operating expenses of Multi-Cap Value Fund Class R shares, expressed as a percentage of assets, are 1.20%. Additionally, NIAC has agreed to waive management fees or reimburse expenses for a two year period ending on the second anniversary date of the Reorganization (expected to occur on December 7, 2004), so that total Multi-Cap Value Fund Class R shares operating expenses do not exceed Special Equity Fund's total operating expenses net of any waivers and/or reimbursements in effect at the time of the Reorganization. The increased assets that may be associated with sales of additional shares of Multi-Cap Value Fund may benefit Special Equity Fund shareholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management.


   Special Equity Fund shareholders may also benefit from the ability to exchange their shares for shares of other funds in the Nuveen family of mutual funds. In the event Special Equity Fund shareholders do not approve the Reorganization, NWQ Investment Management has indicated that it would evaluate alternative courses of action, including possible resignation as sub-adviser to the Special Equity Fund, in light of the potential overlap between the Special Equity Fund and the Multi-Cap Value Fund.

   After considering these factors, the Board concluded that the proposed Reorganization is in the best interests of Special Equity Fund shareholders. For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization see "Additional Information About the Plan of Reorganization."

Comparison of Multi-Cap Value Fund and Special Equity Fund

  Investment Objective and Policies

   The investment objective of Multi-Cap Value Fund is the same as that of Special Equity Fund. Each seeks long-term capital appreciation. Multi-Cap Value Fund will follow the investment strategies that are essentially the same as those used by Special Equity Fund to achieve its investment objective.

  Investment Advisory Services

   Pilgrim Baxter is the investment adviser, and NWQ Investment Management is the sub-adviser, to Special Equity Fund. NIAC will serve as investment adviser to Multi-Cap Value Fund and NWQ Investment Management will serve as the sub-adviser to Multi-Cap Value Fund. NIAC and NWQ Investment Management expect that the same team of investment professionals that manages Special Equity Fund will continue to manage Multi-Cap Value Fund after the Reorganization. For more information concerning the investment advisory services provided to Multi-Cap Value Fund by NIAC and NWQ Investment Management, and the fees they receive for those services, see "Additional Information About the Funds--Investment Management."

  Sales Charges

   No sales charges are applicable to the Reorganization.

  Performance

   Average total returns for the periods indicated for PBHG Class shares of Special Equity Fund are shown below. The table also compares the average annual returns of Special Equity Fund to those of a broad based securities market index. Special Equity Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG class shares, but no Advisor Class shares have been issued. Past performance cannot guarantee comparable future results.





[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]



                          CALENDAR YEAR TOTAL RETURNS



                     Special Equity Fund PBHG Class Shares



                                  1998  7.41%
                                  1999 20.86%
                                  2000 11.61%
                                  2001  6.09%



   The year to date return of Special Equity Fund as of September 30, 2002 was -21.02%.



                         BEST QUARTER: Q2 1999 16.05%


                        WORST QUARTER: Q3 2002 -21.81%


                         AVERAGE ANNUAL TOTAL RETURNS

                     Special Equity Fund PBHG Class Shares

                   (For the periods ended December 31, 2001)



                                                                               Since
                                                                 1 Year    Inception/(1)/
                                                              ------       -------------
Return Before-Taxes..........................................   6.09%           10.66%
Return After-Taxes on Distributions..........................   4.16%            9.62%
Return After-Taxes on Distributions and Sale of Fund Shares..   4.52%/(3)/       8.49%
S&P 500 Index/(2)/ (reflects no deductions for fees, expenses
  or taxes).................................................. (11.88)%           7.02%

--------

(1)Data includes performance of Special Equity Fund's predecessor, whose inception date was November 4, 1997.


(2)The since inception return for the S&P 500 Index was calculated as of October 31, 1997.


(3)When the return after taxes on distributions and sale of shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Special Equity Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


   After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts.

  Operating Expenses


   The shares of Special Equity Fund are a no-load investment, which means there are no fees or charges to buy or sell shares, to reinvest dividends or to exchange into other funds. Multi-Cap Value Fund Class R shares that will be issued to Special Equity Fund shareholders in connection with the Reorganization are sold without imposition of a front-end or contingent sales charge. Special Equity Fund shareholders will be entitled to purchase additional Class R shares of Multi-Cap Value Fund and such shares will be sold without imposition of a front-end or contingent sales charge.


   A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares of Special Equity Fund, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of Multi-Cap Value Fund shares to be issued to Special Equity Fund shareholders, giving effect to the Reorganization, are also provided. Multi-Cap Value Fund will not have made a public offering of its shares, and will have only nominal assets, prior to completion of the Reorganization.


                                                            Multi-Cap
                                                              Value
                                           Special Equity  Fund Class R
                                           Fund PBHG Class  Shares Pro
                                               Shares         Forma
      -                                    --------------- ------------
      Management fees.....................      1.00%          0.85%
      Other expenses......................      1.21%          0.35%
                                                ----           ----
      Total annual fund operating expenses      2.21%/(1)/     1.20%/(2)/
                                                ====           ====

--------
(1)Pilgrim Baxter has contractually agreed to limit the expenses of Special Equity Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.50% of average daily net assets for PBHG Class shares.

(2)NIAC has contractually agreed to waive its fees and limit the expenses of Multi-Cap Value Fund Class R shares to the extent necessary to keep its total expenses (excluding any extraordinary expenses) from exceeding 1.50% of its average daily net assets through December 7, 2004. For more information on the fees paid to NIAC, see "Additional Information About the Funds - Investment Management."


  Hypothetical Example of Effect of Expenses

   This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               One  Three Five    Ten
                                               Year Years Years  Years
        -                                      ---- ----- ------ ------
        Special Equity Fund PBHG Class........ $153 $623  $1,120 $2,489
        Multi-Cap Value Fund Class R Pro Forma $122 $381  $  660 $1,455


  Distribution; Purchase, Exchange and Redemption

   Shares of Special Equity Fund are distributed by PBHG Fund Distributors. Shares of Multi-Cap Value Fund are to be distributed by Nuveen Investments.

   PBHG Funds does not charge distribution or service fees to the Special Equity Fund for the PBHG Class of shares currently offered. PBHG Funds generally permits exchanges between like classes of shares of all of their funds. An exchange of fund shares generally is taxable for Federal income tax purposes. PBHG Funds permits systematic withdrawals from their funds. If you have a systematic withdrawal plan in effect for Special Equity Fund, it will automatically be carried over to Multi-Cap Value Fund.

   The Multi-Cap Value Fund has adopted a distribution and service plan under which Class B and Class C shares will be subject to an annual distribution fee of 0.75% of average daily net assets, and Class A, Class B and Class C shares will be subject to an annual service fee of 0.25% of average daily net assets. Class R shares are not subject to either the distribution fee or service fee. Like PBHG Funds, the Multi-Cap Value Fund generally permits exchanges between like classes of shares of other Nuveen funds. Nuveen permits systematic withdrawals from their funds if the value of your fund account is at least $10,000. The Multi-Cap Value Fund Prospectus attached to this Proxy Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for Multi-Cap Value Fund.

  Further Information

   Additional information concerning Multi-Cap Value Fund is contained in this Proxy Statement/Prospectus and in the Multi-Cap Value Fund Prospectus that is attached hereto as Appendix II. Further information concerning Special Equity Fund can also be found in the Special Equity Fund Prospectus. The cover page describes how you may obtain further information.

Risk Factors


   Because Special Equity Fund and Multi-Cap Value Fund have the same investment objective and investment policies, the risks of an investment in the funds are similar. The risks associated with ownership of Multi-Cap Value Fund shares are described below.


   Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the fund's value-oriented investment style may not be successful in realizing the fund's investment objective. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

   Market risk: As a mutual fund investing all or a portion of its assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rate changes, investor perceptions and market liquidity.

   Foreign investment risk: Securities of foreign issuers (which are limited to 35% of total assets for the fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial, regulatory and accounting controls and standards.

   Small and medium-sized company risk: Small and medium sized company securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies.

   Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

   Although Multi-Cap Value Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Comparison Of Investment Objectives, Policies and Portfolio Managers

  Investment Objectives

   The investment objective of Special Equity Fund and Multi-Cap Value Fund are the same. Each seeks long-term capital appreciation.

  Investment Policies


   Multi-Cap Value Fund has adopted investment policies that are the same as those of Special Equity Fund. The investment policies of Multi-Cap Value Fund are described below.


   Under normal market conditions, Multi-Cap Value Fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that it selects on an opportunistic basis.


   NWQ Investment Management, Multi-Cap Value Fund's sub-adviser, seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation or company restructuring or a turn in the company's fundamentals.



   The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ Investment Management's disciplined, value-driven investment strategy is based on strong bottom-up fundamental research, which focuses on both fundamental and qualitative valuation measures.


   Multi-Cap Value Fund may also invest up to 35% of its total assets in dollar-denominated securities of foreign issuers.

  Multi-Cap Value Fund Management

   Jon D. Bosse, CFA, is the portfolio manager of the Multi-Cap Value Fund. Mr. Bosse is Director of Equity Research of NWQ Investment Management and has been a Managing Director of NWQ Investment Management since 1996.

Additional Information About the Plan of Reorganization

  Terms of the Reorganization

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of PBHG Funds' Board of Trustees concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.

  The Reorganization

   Pursuant to the Plan of Reorganization, all of the assets of Special Equity Fund (other than those required to discharge Special Equity Fund's obligations) will be transferred to Multi-Cap Value Fund. Upon such transfer, Nuveen Trust will issue Class R shares of Multi-Cap Value Fund for distribution to Special Equity Fund's shareholders. Each shareholder of Special Equity Fund will receive a number of Multi-Cap Value Fund Class R shares with an aggregate net asset value equal to that of his or her shares of Special Equity Fund. As soon as is reasonably practicable after the transfer of its assets, Special Equity Fund will pay or make provision for payment of all its liabilities. Special Equity Fund will then terminate its existence as a separate series of PBHG Funds, and its shares will be cancelled pursuant to an amendment to PBHG Funds' Agreement and Declaration of Trust.


   Consummation of the Reorganization (the "Closing") is expected to occur on December 6, 2002 at 4:30 p.m. Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.


  Board Considerations

   The Board of Trustees of PBHG Funds has determined that the Reorganization of Special Equity Fund is in the best interests of Special Equity Fund and its shareholders and that the interests of Special Equity Fund shareholders will not be diluted as a result of the Reorganization. The Board of Trustees recommends approval of the Plan of Reorganization by the shareholders of Special Equity Fund at the Special Meeting. A summary of the information that was presented to, and considered by, the PBHG Funds' Board of Trustees in making its determination is provided below.

   NIAC and NWQ Investment Management proposed the Reorganization at a meeting of the PBHG Funds' Board of Trustees held on July 12, 2002. NIAC and NWQ Investment Management provided the Trustees written materials that contained information concerning Special Equity Fund and Multi-Cap Value Fund, including comparative fee and expense information, a comparison of the investment objective and policies and pro forma expense ratios. The Trustees also examined information concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

   The Reorganization was proposed in connection with the acquisition of NWQ Investment Management by The John Nuveen Company with a view toward increasing the assets of Special Equity Fund through the sale of additional shares. Nuveen believes it can increase the asset size of Special Equity Fund through its distribution relationships with high net worth financial advisers and its access to significant sales and marketing resources. Increased assets could lead to economies of scale, resulting in lower expense ratios for shareholders. Larger asset size may also provide a more stable basis for asset management and increased portfolio diversification. Multi-Cap Value Fund shareholders will also benefit from the ability to exchange shares of Special Equity Fund for shares of other funds within the Nuveen family of mutual funds.

   In considering the Reorganization, the PBHG Funds Board noted that Multi-Cap Value Fund has the same investment objective as Special Equity Fund and that the investment policies and limitations of the two funds are essentially the same. NWQ Investment Management will serve as sub-adviser to Multi-Cap Value Fund, so the assets of Special Equity Fund are expected to continue to benefit from the experience and expertise of the current portfolio managers.

   The PBHG Funds Board also considered that the projected expenses of Multi-Cap Value Fund are lower than those of Special Equity Fund. In addition, until December 7, 2004, NIAC has agreed

  . to limit its gross management fee for the Multi-Cap Value Fund to no more than the gross management fee in effect at the time of the Reorganization, and


  . to waive management fees and reimburse expenses for Multi-Cap Value Fund Class R shares so that total annual operating expenses do not exceed total annual operating expenses of Special Equity Fund, net of any waivers and reimbursements, at the time of the Reorganization.

   The PBHG Funds Board noted that the Reorganization has been structured in a way so that Special Equity Fund shareholders will not recognize a gain or loss for Federal income tax purposes. The Board also considered the fact that Old Mutual has agreed that it or its affiliates will pay the expenses of Special Equity Fund in connection with the Reorganization. In addition, the Board noted that in the event Special Equity Fund shareholders do not approve the Reorganization, NWQ Investment Management has indicated that it would evaluate alternative courses of action, including possible resignation as sub-adviser to the Special Equity Fund, in light of the potential overlap between the Special Equity Fund and the Multi-Cap Value Fund.

   Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Board of Trustees unanimously determined that the proposed Reorganization was in the best interests of Special Equity Fund and its shareholders. Accordingly, PBHG Funds' Board of Trustees recommends approval by the shareholders of the Reorganization at the Special Meeting.

  Other Terms

   The Plan of Reorganization may be amended without shareholder approval by mutual agreement of PBHG Funds and Nuveen Trust. If any amendment is made to the Plan of Reorganization which would have material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

   Each of PBHG Funds and Nuveen Trust has made representations and warranties in the Plan of Reorganization that are customary in matters such as the Reorganization. The obligations of PBHG Funds and Nuveen Trust pursuant to the Plan of Reorganization with respect to Special Equity Fund or Multi-Cap Value Fund are subject to various conditions, including the following:

  . Nuveen Trust's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

  . the shareholders of Special Equity Fund shall have approved the Plan of Reorganization; and


  . PBHG Funds Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Plan of Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Special Equity Fund or its shareholders.


   The Plan of Reorganization may be terminated and the Reorganization may be abandoned by either PBHG Funds or Nuveen Trust at any time by mutual agreement of PBHG Funds and Nuveen Trust, or by either party in the event that Special Equity Fund shareholders do not approve the Plan of Reorganization or if it reasonably appears that any other condition to Closing cannot be met.

Capitalization


   The following tables set forth as of September 30, 2002 (i) the capitalization of Special Equity Fund, and (ii) the pro forma capitalization of Multi-Cap Value Fund shares after giving effect to the transactions contemplated by the Plan of Reorganization. Multi-Cap Value Fund will receive only a nominal amount of initial capital prior to the Reorganization.



                                        Special Equity  Pro Forma
                                             Fund       Combined
                                        -------------- -----------
              Total Net Assets.........  $19,012,823   $19,012,823
                                         -----------   -----------
              Shares Outstanding.......    1,860,109     1,860,109
                                         -----------   -----------
              Net Asset Value Per Share  $     10.22   $     10.22
                                         -----------   -----------

Federal Tax Consequences

   The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

  . the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

  . no gain or loss will be recognized by Special Equity Fund upon the transfer of its assets to Multi-Cap Value Fund;

  . no gain or loss will be recognized by any shareholder of Special Equity Fund upon the exchange of shares of Special Equity Fund solely for shares of Multi-Cap Value Fund;


  . the tax basis of the shares of Multi-Cap Value Fund to be received by a shareholder of Special Equity Fund will be the same as the tax basis of the shares of Special Equity Fund surrendered in exchange therefor; and



  . the holding period of the shares of Multi-Cap Value Fund to be received by a shareholder of Special Equity Fund will include the holding period for which such shareholder held the shares of Special Equity Fund exchanged therefor, provided that such shares of Special Equity Fund are capital assets in the hands of such shareholder as of the Closing.





   As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization with respect to Special Equity Fund and the Shareholders of Special Equity Fund, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of PBHG Funds and Nuveen Trust, upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):


  . to the best of PBHG Funds' knowledge, there is no plan or intention of the shareholders of Special Equity Fund to redeem or otherwise dispose of any shares of Multi-Cap Value Fund to be received by them in the Reorganization (but redemptions and dispositions of shares of Multi-Cap Value Fund may occur in the future as a consequence of investment decisions unrelated to the Reorganization). PBHG Funds does not anticipate dispositions of shares of Special Equity Fund at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of Special Equity Fund as a series of an open-end investment company. Consequently, PBHG Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of Special Equity Fund outstanding as of the Closing;


  . Special Equity Fund has continued the business of NWQ Special Equity Portfolio, a separate series of UAM Funds, Inc., a Maryland corporation, in substantially the same manner that NWQ Special Equity Portfolio conducted such business immediately prior to the closing of the reorganization of NWQ Special Equity Portfolio into Special Equity Fund;


  . following the Reorganization, Multi-Cap Value Fund will conduct Special Equity Fund's historic business in substantially the same manner that Special Equity Fund conducted that business immediately before the Reorganization;


  . immediately following consummation of the Reorganization, Multi-Cap Value Fund will hold (in addition to a nominal amount of capital to be contributed in connection with its organization by The John Nuveen Company) the same net assets that Special Equity Fund held, except for assets distributed to shareholders of Special Equity Fund in the course of its business as a "regulated investment company" ("RIC") under the Code and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that Special Equity Fund held or was subject to immediately prior to the Reorganization;

  . following the Reorganization, Multi-Cap Value Fund has no plan or intention to issue additional shares except for shares issued in the ordinary course of its business as a series of an open-end investment company; or

  . to redeem or otherwise reacquire any shares of Multi-Cap Value Fund issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under the 1940 Act;

  . Multi-Cap Value Fund does not plan or intend to sell or otherwise dispose of any of the assets of Special Equity Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a RIC under the Code;

  . Multi-Cap Value Fund, Special Equity Fund and the shareholders of Special Equity Fund will pay their respective expenses, if any, incurred in connection with the Reorganization;

  . Special Equity Fund is a "fund" as defined in Section 851(g)(2) of the Code; Special Equity Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the assets of Special Equity Fund will be invested at all times through the Closing in a manner that ensures compliance with such requirements); and Special Equity Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

  . Multi-Cap Value Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs.

   The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of Special Equity Fund. Special Equity Fund shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Information About the Funds

  Investment Management and Sub-Adviser

   Nuveen Trust and NIAC have entered into an investment advisory agreement for Multi-Cap Value Fund. Pursuant to the investment advisory agreement, NIAC will provide a program of continuous investment management for Multi-Cap Value Fund, make investment decisions and place orders to purchase and sell securities for Multi-Cap Value Fund, in accordance with its investment objective, policies and limitations. For its services, NIAC is entitled to an annual management fee according to the following schedule:

                     Average Daily
                     Net Assets
                     ----------

                     For the first $125 million .8500 of 1%
                     For the next $125 million  .8375 of 1%
                     For the next $250 million  .8250 of 1%
                     For the next $500 million  .8125 of 1%
                     For the next $1 billion    .8000 of 1%
                     For assets over $2 billion .7750 of 1%

   In connection with the combination of Multi-Cap Value Fund and Special Equity Fund, NIAC has signed an expense limitation contract with Nuveen Trust, pursuant to which NIAC has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses of Multi-Cap Value Fund (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.5% of the average daily net assets of Multi-Cap Value Fund through December 7, 2004.

   Nuveen Trust, on behalf of Multi-Cap Value Fund, and NIAC have entered into a sub-advisory agreement with NWQ Investment Management. Pursuant to the sub-advisory agreement, NWQ Investment Management has agreed to manage the investment operations of Multi-Cap Value Fund and the composition of its investment portfolio, to provide supervision of Multi-Cap Value Fund's investments, to determine the securities to be purchased or sold by Multi-Cap Value Fund and to place orders for the purchase and sale of such securities. For the services it provides, NWQ Investment Management is entitled to receive from NIAC a sub-advisory fee that is paid out of the management fee NIAC receives from Multi-Cap Value Fund.

  Management's Discussion and Analysis of Performance

   A discussion of the performance of Special Equity Fund taken from its Annual Report to shareholders for the fiscal year ended March 31, 2002, is set forth below.

  Performance

   For the fiscal year ended March 31, 2002, PBHG Special Equity Fund gained 14.33%, exceeding the 0.24% gain in the benchmark S&P 500 Index. Since its inception in November 1997, through March 2002, the Fund's annualized return is 11.86%, versus 6.0% for the S&P 500 Index. Between the fiscal year end of the Fund's predecessor, UAM NWQ Special Equity Portfolio, October 31, 2001 and March 31, 2002, the Fund's fiscal year end, the Fund returned 19.20% outpacing its benchmark, which returned 8.91% for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.

   Notwithstanding a turbulent stock market fueled by war, corporate earnings manipulation and fraud, and until recently, a global recession, we generated meaningfully positive returns for our shareholders. Results reflect our value discipline, opportunistic philosophy, and extensive focus on downside protection.

  Portfolio Discussion

   As we close out the 2002 fiscal year, the outlook for economic growth and corporate profitability has improved significantly from the recessionary levels of the past 12 months. A strong housing market, low interest rates, and resilient consumer spending have moderated the economic downturn. Falling commodity prices and an exceptionally mild winter also contributed measurably. Economically sensitive stocks have rebounded sharply on account of their compelling valuations and leverage to an expanding economy. Machinery and basic material stocks were exceptionally strong due to expectations of a recovery in industrial production and improved outlook for industrial capital spending. The Fund's machinery holdings consist of Ingersoll-Rand, Parker Hannifin, Snap-On Tools, and York International. Fund holding Delphi, a parts supplier to the automotive industry, was another beneficiary of the improving economy as rising consumer confidence, manufacturer incentives, and relatively low interest rates sustained strong vehicle sales. A testament to this, North American auto production was up 7 percent this year. Energy stocks were under pressure for most of the year due to weak oil demand caused by the global recession, abnormally warm weather, and resulting excess capacity. More recently, however, these stocks have strengthened along with oil prices due to OPEC production cuts and rising tensions in the Middle East. In the health sector, a favorable legislative outlook, strong fundamentals, and solid earnings growth benefited hospital stocks. During the year, we eliminated the Fund's position in Tenet Healthcare based on valuation, and increased our stake in HCA where we believe the risk/reward trade-off is more attractive. Finally, three Fund holdings were acquired during the period, including American General, Heller Financial, and meat processor, IBP.

   Our opportunistic investment strategy contributed to portfolio results as we took advantage of price declines to add to positions where our investment rationale for owning a stock was unchanged despite weakness in the share price. This allowed us to establish larger positions at more compelling valuations in companies were we had strong convictions. Opportunities were also available following the events of September 11 when investors indiscriminately liquidated positions without regard to valuations.

   During this time, we established new positions in FelCor Lodging Trust, Radian Group, Station Casinos, and Walt Disney, and added to our positions in Loews, Raytheon, and several mortgage-related stocks. All of these investments made significant contributions to performance for the year.

   Unfortunately, the year was not without its obstacles, especially in the telecommunications sector. Telecommunication stocks suffered from increased competition, valuation concerns, earnings deterioration, and capital constraints. The performance of our telecommunication stocks reflects this weakness, with the exception of our investment in Alltel, which gained 6% for the period. T he Fund also suffered losses in the travel and tourism sectors as a consequence of the September 11 terrorist attacks. The Fund's exposure in these sectors included Delta Airlines, Royal Caribbean Cruises and Alstom S.A.--a manufacturer of cruise ships. These positions were subsequently eliminated after rebounding sharply from their lows.

   In closing, the investment approach of PBHG Special Equity Fund will continue to focus on uncovering hidden value or opportunities in the market, with attention given to downside risk. While the rebound in the stock market in March 2002 and fourth quarter 2001, has eliminated the extreme undervaluation of most stocks, we believe our investment approach and extensive research will allow the Fund to uncover compelling investment opportunities and generate attractive returns.

Rights of Shareholders

   Special Equity Fund is an investment portfolio of PBHG Funds, a Delaware business trust. Multi-Cap Value Fund is an investment portfolio of Nuveen Trust, a Massachusetts business trust. The following discussion provides information with respect to the material differences in the rights of shareholders under Massachusetts law and Delaware law, and the respective governing documents for Nuveen Trust and PBHG Funds.

  Termination of the Trusts

   Pursuant to the Agreement and Declaration of Trust for PBHG Funds (the "PBHG Declaration"), Special Equity Fund or any series or class of shares of beneficial interest in Special Equity Fund may be terminated by (1) a majority shareholder vote of Special Equity Fund or the affected series or class, respectively, when a quorum is present at a meeting called for such purpose by the Board of Trustees of PBHG Funds, or (2) if there are fewer than 100 shareholders of record of Special Equity Fund or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Special Equity Fund or the affected series or class.


   The Declaration of Trust for Nuveen Trust (the "Nuveen Declaration") provides that Nuveen Trust or any series or class of Nuveen Trust may be terminated (1) at any time by the trustees by written notice to the shareholders of Nuveen Trust, or such series or class, as the case may be, without a vote of such shareholders, or (2) by the affirmative vote of (a) at least two-thirds of the outstanding shares of Nuveen Trust or the affected series or class, or (b) upon a recommendation of termination by the trustees, a majority of the outstanding shares of Nuveen Trust or the affected series or class.


  Voting Rights of Shareholders

   The PBHG Declaration grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees, (iii) approval of the termination of PBHG Funds or one of its investment portfolios (see below), (iv) sale of all or substantially all of the assets of PBHG Funds or one of its investment portfolios, (v) merger or consolidation of PBHG Funds or any of its investment portfolios, with certain exceptions, (vi) approval of any amendment to the section of the PBHG Declaration granting shareholder voting powers, and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine. The PBHG Declaration provides that each share entitles the shareholder to one vote for each dollar of net asset value of the shares held by the shareholder.

   The Nuveen Declaration grants shareholders power to vote only with respect to the following: (i) election or removal of trustees; (ii) approval of investment advisory contracts, as required by the 1940 Act, (iii) approval of the termination of Nuveen Trust or one of its investment portfolios (see below), (iv) approval of any amendment to the Nuveen Declaration to the extent permitted under the Nuveen Declaration (see below), (v) sale of all or substantially all of the assets of Nuveen Trust or one of its investment portfolios, (vi) merger or consolidation of Nuveen Trust or any of its investment portfolios, with certain exceptions, (vi) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Nuveen Trust or the shareholders, and
(vii) approval of such additional matters as may be required by law, the Nuveen Declaration, or as the trustees, in their sole discretion, shall determine.

  Amendments to Governing Documents

   The Board of Trustees of PBHG Funds may, without shareholder approval, amend the PBHG Declaration at any time, except that no amendment may be made that reduces the indemnification provided thereunder without the affirmative vote of at least two-thirds of the outstanding shares entitled to vote. In addition, any amendment that diminishes or eliminates voting rights under the PBHG Declaration requires approval by a majority of the shares cast when a quorum is present.

   The Nuveen Declaration generally may be amended only by a majority of the Board of Trustees of Nuveen Trust with the consent of a majority of the shares entitled to vote. In addition, amendments to the section of the Nuveen Declaration pertaining to trustees requires the affirmative vote of two-thirds of the outstanding shares.

  Liability of Shareholders

   The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The PBHG Declaration provides that shareholders of the trust shall not be subject to any personal liability for acts or obligations of the trust and that every written agreement, obligation or other undertaking made or issued by the trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the PBHG Declaration provides for indemnification out of the trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which PBHG Funds itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the PBHG Funds, the possibility of it being unable to meet its obligations is considered remote, and even if a claim were brought against the PBHG Funds and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

   Massachusetts law does not provide the same protections for shareholders. However, the Nuveen Declaration provides for substantially similar indemnification and limitations of personal liability for its shareholders as the PBHG Declaration.

  Liability of Trustees and Officers; Indemnification

   Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the PBHG Declaration, the trustees and officers of PBHG Funds are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The PBHG Declaration requires the indemnification of its trustees and officers to the fullest extent permitted by Delaware law.

   Under the Nuveen Declaration, the trustees of Nuveen Trust are not liable for any debt or obligation of the trust, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. The Nuveen Declaration permits indemnification to the fullest extent permitted by law unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, or was a result of willful malfeasance, gross negligence or reckless disregard

  Election of Trustees; Terms

   Trustees serve for the life of PBHG Funds, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at a meeting of shareholders called for such purpose. The Board of Trustees of PBHG Funds may appoint a person to fill a vacancy on the board without shareholder approval.

   Each trustee of Nuveen Trust holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Vacancies on the Nuveen Trust Board of Trustees may be filled by appointment upon the consent of a majority of the remaining trustees and without shareholder approval.

  Removal of Trustees

   Trustees of PBHG Funds may be removed at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds of the outstanding shares. Trustees of Nuveen Trust may be removed only for "cause," which requires willful misconduct, dishonesty, fraud or a felony conviction. In addition, removal of a Nuveen Trust trustee requires the action of either (1) at least two-thirds of the outstanding shares, or (2) at least two-thirds of the remaining trustees.

  Meetings of Shareholders

   PBHG Funds is not required to hold annual shareholder meetings. The bylaws of PBHG Funds provide that any trustee may call special meetings of shareholders for any purpose. In addition, the Board of Trustees shall call a special meeting of the shareholders for the purpose of removing a trustee upon written request of the holders of not less than ten percent of outstanding shares.

   Nuveen Trust is required to hold regular shareholder meetings on an annual or less periodic basis as determined by the Board of Trustees. Special meetings of the shareholders for any purpose may be called by the Chairman of the Board, the President or two or more trustees, and must be called at the written request stating the purpose of the meeting, of shareholders entitled to cast at least ten percent of all the votes entitled to be cast at the meeting.

Information Incorporated by Reference

   For more information with respect to Nuveen Trust and Multi-Cap Value Fund concerning the following topics, please refer to the current prospectus of Multi-Cap Value Fund attached as Appendix II as indicated: (i) see the discussion "The Fund" and "How We Manage Your Money" for further information regarding Multi-Cap Value Fund investment policies, performance and expenses;
(ii) see the discussion "How We Manage Your Money and Who Manages the Fund" for further information regarding management of Multi-Cap Value Fund; and (iii) see the discussions "How You Can Buy and Sell Shares" and "General Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares

   For more information with respect to PBHG Funds and Special Equity Fund concerning the following topics, please refer to Special Equity Fund's Prospectus as indicated: (i) see the discussion "Fund Summaries - PBHG Special Equity Fund" and "More About the Funds - Our Investment Strategies and - Risks and Returns" for further information regarding Special Equity Fund investment policies, performance and expenses; (ii) see the discussion "The Investment Adviser & Sub-Advisers" for further information regarding management of Special Equity Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

Action Requested

   You are being asked to approve the proposed combination of Special Equity Fund with Multi-Cap Value Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus. The Board of Trustees of PBHG Funds recommends that you vote FOR the proposal.

                    OWNERSHIP OF SPECIAL EQUITY FUND SHARES

Significant Holders

   Listed below is the name, address and percent ownership of each person who as of September 12, 2002, to the knowledge of PBHG Funds, owned of record 5% or more of the outstanding shares of Special Equity Fund. PBHG Funds has no knowledge of shares held beneficially.


                                                                     Percent
                                                                    Ownership
                                           Number of     Percent      After
            Name and Address              Shares Owned  Ownership Reorganization
            ----------------              ------------- --------- --------------
Charles Schwab & Co. Inc.                 1,182,178.171   63.01%      63.01%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122

Ironworkers District Council of Tennessee   176,667.465    9.42%       9.42%
Valley Annuity Plan
8615 Hixson Pike
Hixson, TN 37343

Carpenters Local 700 Def. Ben. Ret. Fund    102,356.723    5.46%       5.46%
21 Main St.
Addison, NY 14801


Ownership of Trustees and Officers

   To the best of the knowledge of PBHG Funds, the record and beneficial ownership of shares of Special Equity Fund by Trustees and Officers of PBHG Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.

                                 LEGAL MATTERS


   Certain legal matters concerning Nuveen Trust and its participation in the Reorganization and the issuance of shares of Multi-Cap Value Fund in connection with the Reorganization will be passed upon by Chapman and Cutler, Chicago, Illinois. Chapman and Cutler may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston Massachusetts. Certain legal matters concerning PBHG Funds and its participation in the Reorganization, and the tax consequences of the Reorganization, will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599.


                             FINANCIAL STATEMENTS

   The annual financial statements and financial highlights of Special Equity Fund for the period ended March 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

                          INFORMATION FILED WITH THE
                      SECURITIES AND EXCHANGE COMMISSION

   This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Nuveen Trust and PBHG Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for Nuveen Trust's registration statement containing the current Prospectus and Statement of Additional Information for Multi-Cap Value Fund is Registration No. 811-07619. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the PBHG Funds registration statement containing the current Prospectus and Statement of Additional Information for Special Equity Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

   Nuveen Trust and PBHG Funds are subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Nuveen Trust and PBHG Funds (including the Registration Statement of Nuveen Trust relating to Multi-Cap Value Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding Nuveen Trust, PBHG Funds and other registrants that file electronically with the SEC.

                                  Appendix I

                           PBHG SPECIAL EQUITY FUND

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 1st day of August, 2002, by and between PBHG Funds, a Delaware business trust ("PBHG Funds"), on behalf of PBHG Special Equity Fund, a separate series of PBHG Funds (the "Acquired Fund"), and Nuveen Investment Trust, a Massachusetts business trust ("NIT"), on behalf of Nuveen NWQ Multi-Cap Value Fund, a separate series of NIT (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

   This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for Class R shares of the voting common stock of the Acquiring Fund ("Acquiring Fund Shares") to be issued in the manner described in Section 1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in the manner described in Section 1.3 below, (ii) the cancellation of all of the outstanding shares of the Acquired Fund ("Acquired Fund Shares"), (iii) the liquidation of the Acquired Fund, and (iv) the termination of the Acquired Fund as a series of PBHG Funds, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

      1.1 On the closing date for the Reorganization (the "Closing Date"), PBHG Funds on behalf of the Acquired Fund shall transfer all of the Acquired Fund's property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary: (i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as the Board of Trustees of PBHG Funds shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by PBHG Funds to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets".) In exchange for the transfer of the Acquired Fund Net Assets, NIT shall deliver to PBHG Funds on behalf of the Acquired Fund, for distribution prorata by PBHG Funds to the Acquired Fund's shareholders as of the close of business on the Closing Date, a number of Class R Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the time of the closing provided for in Section 3.1 of this Agreement (the "Closing Time"). The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, PBHG Funds shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

      1.2 The Acquired Fund reserves the right to purchase or sell any of its portfolio securities, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.

      1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute prorata to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof to the Acquired Fund Shareholders. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by the transfer agent for the Acquiring Fund, as designated by NIT prior to the Closing Date (the "Acquiring Fund Transfer Agent"), by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the prorata number of the Acquiring Fund Shares due each such Acquired Fund Shareholder as determined in Section
   2.3 of this Agreement from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.4 The Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund on or before the Closing Date. On the Closing Date, any Acquired Fund Share certificates that remain outstanding shall be deemed to be canceled. PBHG Funds' transfer books with respect to the Acquired Fund's shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Share certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all corporate purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund Share certificates.

      1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.6 As soon as practicable following the Liquidation Date, PBHG Funds shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund's remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and
   (b) the termination of the Acquired Fund as a series of PBHG Funds in accordance with PBHG Funds' Agreement and Declaration of Trust, as heretofore amended (the "Declaration of Trust"), and the cancellation of the Acquired Fund's outstanding shares.

2. VALUATION

      2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange

   ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places.

      2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

      2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the net asset value per share of the class of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section
   2.1 hereof.

      2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by Nuveen Institutional Advisory Corp., the investment adviser to the Acquiring Fund, in cooperation with NWQ Investment Management Company, LLC, the Acquiring Fund's sub-advisor; provided, however, that all computations of value shall be subject to review by the Acquired Fund.

3. CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be December 6, 2002 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll located at 1735 Market Street, 51/st/ Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

      3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets, including all of its portfolio securities, and a list of its outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or its custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

      3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

      3.4 DST Systems, Inc., in its capacity as transfer agent for the Acquired Fund ("DST"), shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund

   Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of DST, as the case may be (the "Shareholder List"). The Acquiring Fund Transfer Agent shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholder's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as the other Fund or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRED FUND

   PBHG Funds, on behalf of the Acquired Fund, represents and warrants to NIT on behalf of the Acquiring Fund, as follows:

      4.1 PBHG Funds is a business trust duly organized, validly existing and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

      4.2 PBHG Funds is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

      4.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      4.4 PBHG Funds is not, and the execution, delivery, and performance of this Agreement by PBHG Funds will not result, in violation of any provision of the Declaration of Trust or By-Laws of PBHG Funds or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which PBHG Funds or the Acquired Fund is a party or by which it is bound.

      4.5 The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Acquired Fund qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Subtitle A of the Code ("Subchapter M") for each taxable year since it commenced operations that has ended prior to the date hereof and will meet all the requirements for qualification as a RIC for its current taxable year as of the Closing Time (and the assets of the Acquired Fund will be invested at all times through the Closing Time in a manner that ensures compliance with the foregoing representation); the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Acquired Fund has made all distributions for each calendar year that has ended prior to the date hereof that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of each excise tax imposed for any such calendar year.

      4.6 The financial statements of the Acquired Fund for the period ended March 31, 2002, which were audited by its independent accountants (copies of which have been furnished to the Acquiring Fund), and any interim unaudited financial statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

      4.7 The Prospectus of the Acquired Fund, dated July 29, 2002, as supplemented July 29, 2002, and the corresponding Statement of Additional Information, dated July 29, 2002, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to NIT promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquired Fund or any of their properties or assets. PBHG Funds and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquired Fund are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      4.9 PBHG Funds has furnished NIT with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

      4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, PBHG Funds shall advise NIT in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

      4.11 Since March 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

      4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

      4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

      4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund or PBHG Funds of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

      4.15  The Combined Proxy Statement/Prospectus of the Funds referred to in
   Section 6.7 hereof ("Proxy Statement/Prospectus") and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to PBHG Funds, the Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by PBHG Funds or the Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.16 All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.

      4.17 All of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to NIT.

      4.18 PBHG Funds and the Acquired Fund are not under the jurisdiction of a court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      4.19 The information to be furnished by PBHG Funds or the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

      4.20 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

      4.21 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

      4.22 To the best of PBHG Funds' knowledge, there is no plan or intention of the Acquired Fund Shareholders to redeem or otherwise dispose of any shares of the Acquiring Fund to be received by them in the Reorganization (but redemptions and dispositions of shares of the Acquiring Fund may occur in the future as a consequence of investment decisions unrelated to the Reorganization). PBHG Funds does not anticipate dispositions of shares of the Acquired Fund at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Acquired Fund as a series of an open-end investment company. Consequently, PBHG Funds is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the

   Reorganization to be one percent (1%) or more of shares of the Acquired Fund outstanding as of the Closing Date.

      4.23 As of the Closing Date, the Acquired Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of the Acquired Fund except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act.

      4.24 The Acquired Fund has continued the business of NWQ Special Equity Portfolio ("NWQ Fund"), a separate series of UAM Funds, Inc., a Maryland corporation ("UAM Funds"), in substantially the same manner that NWQ Fund conducted such business immediately prior to the closing of the reorganization of NWQ Fund pursuant to the Agreement and Plan of reorganization made as of October 22, 2001, by and between UAM Funds and PBHG Funds.

5. REPRESENTATIONS AND WARRANTIES OF NIT AND THE ACQUIRING FUND

   NIT, on behalf of the Acquiring Fund, represents and warrants to PBHG Funds on behalf of the Acquired Fund, as follows:

      5.1 NIT is a business trust duly organized, validly existing, and in "good standing" under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. NIT is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. NIT has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

      5.2 NIT is a registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of NIT for purposes of the 1940 Act.

      5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the NIT Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of NIT, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      5.4 NIT is not, and the execution, delivery and performance of this Agreement by NIT will not result, in violation of any provisions of the Declaration of Trust or By-Laws of NIT or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which NIT or the Acquiring Fund is a party or by which it is bound.

      5.5 The Prospectus of the Acquiring Fund and its Statement of Additional Information in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      5.6 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to NIT or the Acquiring Fund or any of their properties or assets. NIT and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. NIT and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

      5.7 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as a investment company.

      5.8 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of NIT and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on NIT and the Acquiring Fund's books for the payment thereof, and to the best of NIT' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

      5.9 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or NIT of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

      5.10 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of PBHG Funds for inclusion or incorporation by reference therein as covered by PBHG Funds' warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

      5.11 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

      5.12 Any issued and outstanding shares of common stock of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to PBHG Funds.

      5.13 The Acquiring Fund Shares to be issued and delivered to PBHG Funds pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by NIT, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

      5.14 All information to be furnished by NIT to PBHG Funds for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto, and NIT will review and comment on any prospectus, proxy materials and other documents PBHG Funds prepares in connection with the transactions contemplated hereby.

      5.15 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired or will be settled at a discount.

      5.16 The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

      5.17 Immediately prior to the Closing Date, no shares of the Acquiring Fund will be issued and outstanding and NIT will not have issued any other securities on behalf of the Acquiring Fund.

      5.18 The Acquiring Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs.

      5.19 NIT has no plan or intention to issue additional shares of the Acquiring Fund following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does NIT have any plan or intention to redeem or otherwise reacquire any shares of the Acquiring Fund issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

      5.20 The Acquiring Fund will actively continue the Acquired Fund's business in substantially the same manner that the Acquired Fund conducted that business immediately before the Reorganization. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the former assets of the Acquired Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the Acquiring Fund will continuously review its investment portfolio (as the Acquired Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of the Acquired Fund.

6. MUTUAL COVENANTS, REPRESENTATIONS AND WARRANTIES

      6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

      6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Trustees of PBHG Funds shall call, and PBHG Funds shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and PBHG Funds shall take all other actions reasonably necessary to seek to obtain approval of the transactions contemplated herein.

      6.3 PBHG Funds and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.3 hereof.

      6.4 PBHG Funds shall provide such information within its possession or reasonably obtainable as NIT may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

      6.5 Subject to the provisions of this Agreement, NIT and PBHG Funds each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

      6.6 PBHG Funds shall furnish to NIT on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by PBHG Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five
   (45) days after the Closing Date, PBHG Funds shall furnish to NIT, in such form as is reasonably satisfactory to NIT, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by PBHG Funds' Treasurer or Assistant Treasurer. PBHG Funds covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

      6.7 NIT, with the cooperation of PBHG Funds and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the

   Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. NIT shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. PBHG Funds shall provide NIT with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. NIT and PBHG Funds shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

      6.8 PBHG Funds shall deliver to NIT at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

      6.9 Each of PBHG Funds and NIT, on its own behalf and on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, represents and warrants to the other as follows:

       (a)The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be approximately equal to the fair market value of the shares of the Acquired Fund surrendered in exchange therefor;

       (b)Immediately following consummation of the Reorganization, the Acquired Fund Shareholders will own all the shares of the Acquiring Fund (other than a nominal number of shares to be issued to The John Nuveen Company in connection with organization of the Acquiring Fund.) and will own such shares solely by reason of their ownership of shares of the Acquired Fund immediately before the Reorganization;

       (c)The shareholders of the Acquired Fund will pay their own expenses, if any, incurred in connection with the Reorganization; and

       (d)No consideration other than the Acquiring Fund Shares will be issued in exchange for the assets of the Acquired Fund and no consideration other than Acquiring Fund Shares will be received by the shareholders of the Acquired Fund in connection with the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRED FUND

   The obligations of PBHG Funds and the Acquired Fund hereunder shall be subject to the following conditions precedent:

      7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of NIT in the manner required by the Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the PBHG Fund's Agreement and Declaration of Trust and By-Laws and applicable law.

      7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

      7.3 All representations and warranties of NIT and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

      7.4 NIT and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

      7.5 NIT shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.10 hereof have been fulfilled.

      7.6 PBHG Funds shall have received an opinion or opinions of counsel to NIT, in form reasonably satisfactory to PBHG Funds or its counsel, and dated as of the Closing Date, to the effect that: (a) NIT is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the shares of the Acquiring Fund to be delivered to PBHG Funds, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by NIT, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed and delivered by NIT and represents a valid and binding contract of NIT, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of NIT;
   (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by NIT of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) NIT is registered as a investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to NIT and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to NIT and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to NIT or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and (d) shall state that such opinion is solely for the benefit of PBHG Funds and its Board of Trustees and officers.

      7.7 PBHG Funds shall have received a opinion of counsel to PBHG Funds, addressed to the Funds in form reasonably satisfactory to them and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing Date: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of said Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code; (b) no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization; (c) no gain or loss will be recognized by any Acquired Fund Shareholder on the distribution in complete liquidation of the Acquired Fund of the Acquiring Fund Shares in exchange for the Acquired Fund Shares held by such Acquired Fund Shareholder; (d) the tax basis of the Acquiring Fund Shares to be received by an Acquired Fund Shareholder will be the same as the tax basis of the Acquired Fund Shares surrendered in exchange therefor; (e) the holding period of the Acquiring Fund Shares to be received by an Acquired Fund Shareholder will include the holding period for which such Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor provided that such Acquired Fund Shares are capital assets in the hands of such Acquired Fund Shareholders as of the Closing Date. In rendering such opinion, counsel may request and rely upon representations, contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquiring Fund and the Acquired Fund shall use their best efforts to make available such truthful certificates.

      7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC.

      7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to NIT or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

      7.10 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      7.11  The SEC shall not have issued any unfavorable advisory report under
   Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under
   Section 25(c) of the 1940 Act.

      7.12 PBHG Funds shall have received from NIT all such documents which PBHG Funds or its counsel may reasonably request.

      7.13 NIT shall have furnished PBHG Funds on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that:
   (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in a business.

      7.14 The Acquiring Fund Transfer Agent shall issue and deliver to PBHG Funds a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to PBHG Funds that the Acquiring Fund Shares have been credited to the accounts of each of the Acquired Fund Shareholders on the books of the Acquiring Fund.

      7.15 At the Closing Date, the registration statement of NIT with the SEC with respect to the Acquiring Fund will be in full force and effect.
8. CONDITIONS PRECEDENT TO OBLIGATIONS OF NIT AND THE ACQUIRING FUND

   The obligations of NIT and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

      8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds and the Acquired Fund Shareholders, and the termination of the Acquired Fund as a series of PBHG Funds shall have been approved by the Board of Trustees of PBHG Funds, in the manner required by the Agreement and Declaration of Trust of PBHG Funds.

      8.2 PBHG Funds shall have furnished NIT with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in
   Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on PBHG Funds' behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

      8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the value of the Acquired Fund Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

      8.4 All representations and warranties of PBHG Funds and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

      8.5 PBHG Funds and the Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

      8.6 PBHG Funds shall have furnished NIT at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.13 hereof have been fulfilled.

      8.7 PBHG Funds shall have duly executed and delivered to NIT (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as NIT may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which NIT may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

      8.8 NIT shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to NIT and its counsel, and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a business trust validly existing under the laws of the State of Delaware; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by PBHG Funds; (c) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by PBHG Funds and represent valid and binding contracts of PBHG Funds, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) PBHG Funds is registered as an investment company under the 1940 Act and the Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquired Fund with certain officers of PBHG Funds and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to PBHG Funds or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to NIT; and (d) shall state that such opinion is solely for the benefit of NIT and its Board of Trustees and officers.

      8.9 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

      8.10 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Funds, contemplated by the SEC.

      8.11 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to NIT or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

      8.12 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.13  The SEC shall not have issued any unfavorable advisory report under
   Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
   Section 25(c) of the 1940 Act.

      8.14 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund's net investment company income, if any, for each taxable period or year ending prior to the Closing Date and for the periods from the end of each such taxable period or year to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Closing Date and in the periods from the end of each such taxable period or year to and including the Closing Date.

      8.15 PBHG Funds shall have furnished NIT at the Closing Date with a certificate or certificates of is President and/or Treasurer dated as of said date (and upon which counsel to NIT is expressly authorized to rely in rendering opinions as to the matters described in Section 8.9 hereof) to the effect that: (a) immediately following consummation of the Reorganization, the Acquiring Fund will hold (in addition to initial capital of one thousand dollars to be contributed in connection with its organization by The John Nuveen Company) the same net assets that the Acquired Fund held, except for assets distributed to shareholders of the Acquired Fund in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization; and (b) after the date of this Agreement, assets used to pay (i) expenses of the Reorganization, (ii) all redemptions (other than redemptions at the usual rate and frequency for the Acquired Fund as a series of an open-end investment company), and (iii) all distributions (other than regular, normal distributions), made by the Acquired Fund will, in the aggregate, have, in the aggregate, constituted less than one percent (1%) of the net assets of the Acquired Fund as of such date.

      8.16 DST, in its capacity as transfer agent for the Acquired Fund, shall have furnished to NIT immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of each class of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by PBHG Funds' Treasurer or Assistant Treasurer.

      8.17 At the Closing Date, the registration statement of PBHG Funds with the SEC with respect to the Acquired Fund shall be in full force and effect.

9. FINDER'S FEES AND OTHER EXPENSES

      9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

      9.2 The Acquired Fund and the Acquiring Fund shall each pay their own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Funds agree that neither Fund has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by PBHG Funds or the Acquired Fund of any such representation, warranty or covenant, the Acquired Fund, until the time of its liquidation and termination as a series of PBHG Funds, and NWQ Investment Management Company, LLC, ("NWQ"), jointly and severally shall be liable to NIT and the Acquiring Fund for any such breach.

11.TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

       (a)a material breach by the other Fund of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

       (b)a condition precedent to the obligations of either Fund has not been met and which reasonably appears will not or cannot be met.

      11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, PBHG Funds or NIT, or their respective Boards of Trustees/Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.

12.INDEMNIFICATION

      12.1 NIT and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, PBHG Funds, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of NIT and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by NIT and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that NIT and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about NIT and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

      12.2 PBHG Funds on behalf of the Acquired Fund, until the time of its liquidation, and NWQ, on a joint and several basis shall indemnify, defend, and hold harmless the Acquiring Fund, NIT, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of NWQ and PBHG Funds on behalf of the Acquired Fund (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquired Fund and NWQ shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

      12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

   Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

      12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.LIABILITY OF NIT AND PBHG FUNDS

      13.1 Each party acknowledges and agrees that all obligations of NIT under this Agreement are binding only with respect to the Acquiring Fund; that any liability of NIT under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of NIT shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      13.2 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of NIT and PBHG Funds; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Trustees of PBHG Funds pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

PBHG Funds, Inc.
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA 19087-5593
Attention: John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll
1735 Market Street, 51/st/ Floor
Philadelphia, PA 19103-7599

If to the Acquiring Fund:

Nuveen Investment Trust
333 W. Wacker Drive
Chicago, IL 60606
Attention: Giff Zimmerman, Esq.

with copies to:

Morrison Warren
Chapman and Cutler
111 West Monroe Street
Chicago, IL 60603

16.FAILURE TO ENFORCE

   The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      17.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

      17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      17.5 It is expressly understood and agreed that the obligations of PBHG Funds and NIT under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees/Trustees, shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of the Acquiring Fund and the Acquired Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

ATTEST:                                   PBHG FUNDS, ON BEHALF OF PBHGSPECIAL
                                          EQUITY FUND

By:         /S/  JOHN M. ZERR             By:        /S/  GARY L. PILGRIM
    ----------------------------------        ----------------------------------
              John M. Zerr,                            Gary L. Pilgrim,
                Secretary                                 President

ATTEST:                                   NUVEEN INVESTMENT TRUST, ON BEHALF
                                          OFNUVEEN NWQ MULTI-CAP VALUE FUND

By:     /S/  GIFFORD R. ZIMMERMAN         By:    /S/  TIMOTHY R. SCHWERTFEGER
    ----------------------------------        ----------------------------------
          Gifford R. Zimmerman,                    Timothy R. Schwertfeger,
                Secretary                          Chief Executive Officer

   NWQ Investment Management Company, LLC, hereby joins in this Agreement with respect to and agrees to the matters described in Sections 10.2 and 12.

ATTEST:

By:      /S/  KATHLEEN HENDRICKS          By:        /S/  MICHAEL MENDEZ
    ----------------------------------        ----------------------------------
           Kathleen Hendricks,                         Michael Mendez,
            Compliance Officer                            President

                                  Appendix II

                                                                  NUVEEN
                                                                     Investments

Nuveen NWQ Multi-Cap
Value Fund

                                                      PROSPECTUS October 9, 2002

A portfolio of large, medium and small capitalization companies with the potential for long-term capital appreciation.

                              [PHOTO APPEARS HERE]

                           INVEST WELL

                 LOOK AHEAD

                                 LEAVE YOUR MARK

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[Icon Appears Here] Investment Strategy

[Icon Appears Here] Risks

[Icon Appears Here] Fees, Charges and Expenses

[Icon Appears Here] Shareholder Instructions

[Icon Appears Here] Performance and Current Portfolio Information

                                Table of Contents


Section 1 The Fund

This section provides you with an overview of the fund including its investment objective, investment policies, primary risks and expenses.

Introduction                                                          1

Nuveen NWQ Multi-Cap Value Fund                                       2

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                  4

What Types of Securities We Invest In                                 5

How We Select Investments                                             6

How the Portfolio Manager Has Performed                               7

What the Risks Are                                                    8

How We Manage Risk                                                    8

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                          10

How to Reduce Your Sales Charge                                      11

How to Buy Shares                                                    12

Systematic Investing                                                 12

Systematic Withdrawal                                                13

Special Services                                                     13

How to Sell Shares                                                   14

Section 4 General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes                                   16

Distribution and Service Plans                                       17

Net Asset Value                                                      18

Fund Service Providers                                               18

                                                                October 9, 2002


Section 1  The Fund

                              Nuveen NWQ Multi-Cap Value Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether the Nuveen NWQ Multi-Cap Value Fund (the "fund") may be right for you. Please read it carefully before investing and keep it for future reference.







 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                            Section 1  The Fund

                                    [GRAPHIC]


         Nuveen NWQ Multi-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to seek to provide investors with long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

Under normal market conditions, the fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis. Nuveen Institutional Advisory Corp. ("NIAC") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify undervalued companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on both fundamental and qualitative valuation measures.


The fund may also invest up to 35% of its total assets in dollar-denominated securities of foreign issuers.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for medium and smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term total return potential from a value-driven equity investing strategy;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.

Fund Perfomance/Cost of Investment


                                    [GRAPHIC]

                                      Small N Boxed
Fund Performance
Fund performance is not included in this prospectus because the fund is newly organized. Please see "How the Portfolio Manager has Performed" for information regarding NWQ's prior performance.

                                    [GRAPHIC]

                                     Dollar Sign
What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/2/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/3/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/4/      None/3/ 5%/5/ 1%/6/ None

 Annual Fund Operating Expenses/7/


Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                        0.85% 0.85% 0.85% 0.85%
         12b-1 Distribution and Service Fees/8/ 0.25% 1.00% 1.00%   --%
         Other Expenses                         0.35% 0.35% 0.35% 0.35%
         Total Operating Expenses/9/            1.45% 2.20% 2.20% 1.20%


Section 1  The Fund

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                           Redemption           No Redemption
              Share
              Class     A     B    C    R     A     B    C    R
              ---------------------------------------------------
              1 Year  $  714 $623 $223 $122 $  714 $223 $223 $122
              3 Years $1,007 $988 $688 $381 $1,007 $688 $688 $381


 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 4. As a percentage of lesser of purchase price or redemption proceeds.
 5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 6. Class C shares redeemed within one year of purchase are subject to 1% CDSC.
 7. The percentages shown are based on estimated amounts for the current fiscal year and are reflected as percentages of average net assets. Actual expenses may be higher or lower.
 8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
 9. The investment adviser has contractually agreed to waive fees and reimburse expenses through December 7, 2004 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares.

                                                            Section 1  The Fund

Section 2  How We Manage Your Money

                       To help you better understand the fund, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Fund

                       Nuveen Institutional Advisory Corp., the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


                       The NIM advisers are wholly-owned subsidiaries of The John Nuveen Company. Founded in 1898, The John Nuveen Company, through its various affiliates, manages over $83 billion in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.



                       NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the fund. NWQ manages and supervises the investment of the fund's assets on a discretionary basis, subject to the supervision of NIAC. The John Nuveen Company purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, and its sole managing member is The John Nuveen Company.



                       NWQ formerly was an affiliate of Pilgrim Baxter & Associates, Ltd. and Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.8 billion in assets as of January 31, 2002. Jon D. Bosse, CFA, is the portfolio manager of the fund and has held such position since the Fund's inception. Mr. Bosse is Director of Equity Research of NWQ and has been a Managing Director of NWQ since 1996.


Section 2  How We Manage Your Money

                       For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


 Average Daily
 Net Assets
For the first $125 million      .8500 of 1%
For the next $125 million       .8375 of 1%
For the next $250 million       .8250 of 1%
For the next $500 million       .8125 of 1%
For the next $1 billion         .8000 of 1%
For net assets over $2 billion  .7750 of 1%

                       Out of the fund management fee, NIAC pays a portfolio management fee to NWQ. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.


             [GRAPHIC]

             What Types of Securities We Invest In

                       The fund's investment objective may not be changed without shareholder approval. The fund's investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       The fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 35% of total assets for the fund) and other securities with equity characteristics.

                       Foreign Securities

                       The fund may invest up to 35% of total assets in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                       In managing the fund, NWQ will select foreign securities according to the same standards it applies to domestic securities.

                                            Section 2  How We Manage Your Money

                       Short-Term Investments

                       The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                                                 [GRAPHIC]

                                         How We Select Investments


                       We adhere to disciplined, value-driven investment strategies whose aim is to provide long-term capital appreciation. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.


                       Value Investing


                       NWQ selects stocks for the fund through bottom up fundamental research focusing on both fundamental and qualitative valuation measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ also applies a strong sell discipline which considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or NWQ believes valuation is no longer compelling.



                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.


                       Portfolio Turnover


                       The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The portfolio turnover rate for the fund will generally be between 30% to 75%. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the fund's performance.


Section 2  How We Manage Your Money

                            [GRAPHIC]

              How the Portfolio Manager Has Performed


                       The chart and table below illustrate the historical performance of the PBHG Special Equity Fund. The Nuveen Multi-Cap Value Fund is expected to acquire the assets and track record of the PBHG Special Equity Fund, subject to shareholder approval on December 6, 2002. NWQ serves as the investment adviser for the PBHG Special Equity Fund which has the same investment objectives and policies as the fund. The table does not include the performance of other accounts managed by NWQ with substantially similar investment objectives strategies and policies as the fund.



                       Of course, past performance is no indication of future results, and the chart and table represent the performance of the PBHG Special Equity Fund and not the performance of the fund.


                       Prior Performance of PBHG Special Equity Fund Growth of a $10,000 investment 11/04/97--08/31/02


                               [CHART]

                                                 Lipper
                   PBHG Special        S&P 500   Multi-Cap
                   Equity Fund         Index     Value Fund Index
          Nov-97   $9,109              $10,463   $10,213
          Dec-97    9,372               10,643    10,436
          Jan-98    9,284               10,761    10,412
          Feb-98    9,964               11,537    11,128
          Mar-98   10,709               12,128    11,628
          Apr-98   10,895               12,250    11,693
          May-98   10,363               12,039    11,433
          Jun-98   10,597               12,528    11,421
          Jul-98   10,112               12,395    10,979
          Aug-98    8,286               10,603     9,299
          Sep-98    8,699               11,283     9,684
          Oct-98    9,434               12,200    10,481
          Nov-98    9,715               12,939    10,934
          Dec-98   10,038               13,685    11,115
          Jan-99   10,474               14,257    11,154
          Feb-99   10,005               13,813    10,894
          Mar-99   10,526               14,366    11,195
          Apr-99   11,683               14,922    12,190
          May-99   11,853               14,570    12,127
          Jun-99   12,212               15,378    12,517
          Jul-99   11,714               14,898    12,092
          Aug-99   11,152               14,825    11,676
          Sep-99   10,723               14,419    11,172
          Oct-99   11,234               15,332    11,518
          Nov-99   11,422               15,643    11,513
          Dec-99   12,107               16,565    11,775
          Jan-00   11,260               15,733    11,268
          Feb-00   10,434               15,436    10,675
          Mar-00   12,120               16,945    11,804
          Apr-00   11,800               16,435    11,781
          May-00   12,046               16,098    11,945
          Jun-00   11,609               16,496    11,686
          Jul-00   11,731               16,239    11,785
          Aug-00   12,563               17,247    12,533
          Sep-00   12,445               16,336    12,359
          Oct-00   12,750               16,268    12,653
          Nov-00   12,239               14,986    12,186
          Dec-00   13,477               15,059    12,912
          Jan-01   13,814               15,594    13,400
          Feb-01   13,533               14,172    13,032
          Mar-01   13,445               13,273    12,575
          Apr-01   13,906               14,305    13,390
          May-01   14,223               14,400    13,686
          Jun-01   14,239               14,050    13,454
          Jul-01   14,494               13,913    13,437
          Aug-01   14,099               13,042    12,938
          Sep-01   12,899               11,988    11,612
          Oct-01   12,880               12,217    11,852
          Nov-01   13,823               13,154    12,710
          Dec-01   14,269               13,270    13,078
          Jan-02   14,466               13,076    12,908
          Feb-02   14,562               12,824    12,739
          Mar-02   15,343               13,306    13,389
          Apr-02   15,605               12,500    12,995
          May-02   15,613               12,407    12,982
          Jun-02   14,396               11,524    11,989
          Jul-02   12,983               10,626    10,994
          Aug-02   13,345               10,695    11,169


                       PBHG Special Equity Fund Returns


                                                              Average Annual Total Returns
                                                                    (as of 8/31/02)
                                                                             Since
                                                              1-Year  Inception (11/04/97)
------------------------------------------------------------------------------------------
PBHG Special Equity Fund (On Offer, reflecting sales charges) -10.79%        6.16%
S&P 500 Index                                                 -17.99%        1.40%
Lipper Multi-Cap Value Fund Index                             -13.68%        2.31%


                       We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from the PBHG Special Equity Fund gross-of-fee returns the Class A estimated gross operating expenses of 1.45% for the current fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The inception date of the PBHG Special Equity Fund, previously named the NWQ Special Equity Portfolio, is November 4, 1997. The Lipper Multi-Cap Value Index represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.


                                           Section 2   How We Manage Your Money

                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the fund's value-oriented investment style may not be successful in realizing the fund's investment objective. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.


                       Market risk: As a mutual fund investing all or a portion of its assets in stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, the fund, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rate changes, investor perceptions and market liquidity.



                       Foreign investment risk: Securities of foreign issuers (which are limited to 35% of total assets for the fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:



                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.



                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.



                        . Foreign markets may be less liquid and more volatile than U.S. markets.



                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings.


                       Small and medium sized company risk: Small and medium sized company securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies.

Section 2  How We Manage Your Money

                       Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk


                       Time-tested risk management strategies including broad portfolio diversification and a sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.



                       The fund's investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The fund generally purchases undervalued stocks with attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during market downturns.


                       Investment Limitations

                       The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval that are designed to limit your investment risk and maintain portfolio diversification. Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       Hedging and Other Defensive Investment Strategies

                       The fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of the fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities the fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes. These hedging strategies include using derivatives, such as forward foreign currency contracts, futures, over-the-counter options, options and swaps, financial futures contracts, options on financial futures, or stock index options. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. However, the fund could lose money on futures transactions or an option can expire worthless.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                6.10%                 5.00%
 $50,000 but less than $100,000             4.50%                4.71%                 4.00%
 $100,000 but less than $250,000            3.75%                3.90%                 3.25%
 $250,000 but less than $500,000            2.75%                2.83%                 2.50%
 $500,000 but less than $1,000,000          2.00%                2.04%                 1.75%
 $1,000,000 and over                        --/1/                 --                   --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                 5%  4%  4%  3%  2%  1%   None

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares


                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. If you held shares of the PBHG Special Equity Fund on December 5, 2002, you are eligible to purchase Class R Shares of the fund. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.



                                                 [GRAPHIC]

                                     How to Reduce Your Sales
             Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge     Class A Sales Charge          Class R Eligibility
Reductions               Waivers                       . Certain employees and
.. Rights of accumulation . Certain Nuveen Defined        directors of Nuveen or
.. Letter of intent         Portfolio or Exchange-        employees of authorized
.. Group purchase           Traded Fund reinvestments     dealers
                         . Retirement plans            . Bank trust departments
                         . Certain employees and       . Certain PBHG Special
                           directors of Nuveen or        Equity Fund
                           employees of authorized       shareholders
                           dealers
                         . Bank trust departments


                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any

                                     Section 3  How You Can Buy and Sell Shares
                       necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail


                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.


                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing


                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.


                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

Section 3  How You Can Buy and Sell Shares

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                                     Section 3  How You Can Buy and Sell Shares

                       The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund DirectSM

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC or a redemption fee, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


Section 3  How You Can Buy and Sell Shares

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts, 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that the fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.




                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The fund pays income dividends and capital gains once a year in December.

                       Payment and Reinvestment Options

                       The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Section 4  General Information

                       Buying or Selling Shares Close to a Record Date


                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.






                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                                                 Section 4  General Information

                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of the fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the fund, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.


                       If the fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                                          Fund Service Providers


                       The custodian of the assets of the fund is currently The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413. The custodian also provides certain accounting services to the fund. Effective November 1, 2002, the custodian will be State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The fund's transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Section 4  General Information

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

NWQ Multi-Cap Value Fund

Income
Income Fund

Floating Rate Fund/1/

Tax-Free Income
National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona           Louisiana             North Carolina
California/2/     Maryland              Ohio
Colorado          Massachusetts/2/      Pennsylvania
Connecticut       Michigan              Tennessee
Florida           Missouri              Virginia
Georgia           New Jersey            Wisconsin
Kansas            New Mexico
Kentucky          New York/2/

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen, NIAC and NWQ. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The fund's Investment Company file number is 811-07619.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.


NUVEEN
   Investments


Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                        NUVEEN NWQ MULTI-CAP VALUE FUND
                                a Portfolio of
                            NUVEEN INVESTMENT TRUST
                              333 West Wacker Dr.
                            Chicago, Illinois 60606
                           Telephone: (312) 917-7700

                      STATEMENT OF ADDITIONAL INFORMATION

Special Meeting of Shareholders of NWQ Special Equity Fund, a portfolio of PBHG
                                     Funds


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated
October       , 2002 of Nuveen Investment Trust (the "Trust") for use in
connection with the Special Meeting of Shareholders (the "Special Meeting") of PBHG Special Equity Fund, to be held on December 5, 2002. At the Special Meeting shareholders of PBHG Special Equity Fund will be asked to approve a new investment sub-advisory agreement and the combination of PBHG Special Equity Fund with an investment portfolio of the Trust (the "Reorganization") as described in the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-257-8787


   Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.


   A Statement of Additional Information for the Trust dated October 9, 2002 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of PBHG Special Equity Fund for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference.


   The date of this Statement of Additional Information is October       , 2002.

                               TABLE OF CONTENTS


FUND HISTORY.................................................................................. 2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS......................................... 2
MANAGEMENT OF THE FUND........................................................................ 2
INVESTMENT ADVISORY AND OTHER SERVICES........................................................ 2
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................................... 2
CAPITAL STOCK AND OTHER SECURITIES............................................................ 2
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................................... 2
TAXATION OF THE FUND.......................................................................... 2
UNDERWRITERS.................................................................................. 3
CALCULATION OF PERFORMANCE DATA............................................................... 3
FINANCIAL STATEMENTS.......................................................................... 3

Appendix I--Nuveen Investment Trust Statement of Additional Information dated October 9, 2002.

Appendix II--PBHG Special Equity Fund Financial Statements dated March 31, 2002.


                                 FUND HISTORY

   This Statement of Additional Information relates to Nuveen Investment Trust, a Massachusetts business trust (the "Trust"), and Nuveen NWQ Multi-Cap Value Fund (the "Fund"), an investment portfolio of the Trust. The Trust is registered as an open-end management investment company under the Investment Company Act of

1940, as amended (the "1940 Act"). The Fund is a separate portfolio of shares of beneficial interest of the Trust. For further information concerning the Trust and the Fund in general see the headings "General Information" and "General Trust Information" in the Statement of Additional Information attached hereto as Appendix I.

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

   For a discussion of the Fund's investment objectives and techniques and related investment policies, see heading "Investment Policies and Techniques" in the Trust's Statement of Additional Information attached hereto as Appendix
I. For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Investment Policies and Restrictions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                            MANAGEMENT OF THE FUND

   For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Fund, see heading "Management" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   For a discussion of the Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Manager and Sub-Adviser" and "Distribution and Service Plans," in the Trust's Statement of Additional Information attached hereto as Appendix I.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                      CAPITAL STOCK AND OTHER SECURITIES

   For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see headings "General Trust Information" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

   For a description of the purchase and redemption procedures for the Trust's shares and a discussion of the Trust's valuation and pricing procedures, see headings "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" and "Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                             TAXATION OF THE FUND

   For a discussion of any tax information relating to ownership of the Fund's shares, see heading "Tax Matters" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                                 UNDERWRITERS

   For a discussion of the Trust's underwriters, see heading "Distribution and Service Plans" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                        CALCULATION OF PERFORMANCE DATA

   For a description and quotation of certain performance data used by the Trust, see heading "Performance Information" in the Trust's Statement of Additional Information attached hereto as Appendix I.

                             FINANCIAL STATEMENTS


   Financial information is not presented for the Fund, as the Fund currently has no material assets and will not commence a public offering of its shares until the Reorganization has been consummated.



   Audited financial statements for the PBHG Special Equity Fund for its most recent fiscal year, and the report thereon by PricewaterhouseCoopers LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein.


   Pro forma financial statements are not presented as the PBHG Special Equity Fund is being combined with the newly created Fund which does not have material assets or liabilities.

                                  Appendix I

Statement of Additional Information

October 9, 2002

Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN NWQ MULTI-CAP VALUE FUND


This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from the Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts, 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Fund. The Prospectus for the Fund is dated October 9, 2002.



Table of Contents                                                                             Page
--------------------------------------------------------------------------------------------------
General Information                                                                            B-2
--------------------------------------------------------------------------------------------------
Investment Policies and Restrictions                                                           B-2
--------------------------------------------------------------------------------------------------
Investment Policies and Techniques                                                             B-5
--------------------------------------------------------------------------------------------------
Management                                                                                    B-21
--------------------------------------------------------------------------------------------------
Fund Manager and Sub-Adviser                                                                  B-27
--------------------------------------------------------------------------------------------------
Portfolio Transactions                                                                        B-28
--------------------------------------------------------------------------------------------------
Net Asset Value                                                                               B-29
--------------------------------------------------------------------------------------------------
Tax Matters                                                                                   B-30
--------------------------------------------------------------------------------------------------
Performance Information                                                                       B-32
--------------------------------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs B-35
--------------------------------------------------------------------------------------------------
Distribution and Service Plans                                                                B-45
--------------------------------------------------------------------------------------------------
Independent Accountants, Custodian and Transfer Agent                                         B-46
--------------------------------------------------------------------------------------------------
General Trust Information                                                                     B-46
--------------------------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                                             A-1
--------------------------------------------------------------------------------------------------

                              GENERAL INFORMATION

Nuveen NWQ Multi-Cap Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, five series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940, which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Investment Restrictions

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, alter any of the fundamental restrictions listed below.


Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund that relates specifically to the applicable Fundamental Investment Restriction. The Fund at all times will be required to operate in accordance with the 1940 Act Laws, Interpretations and Exemptions, and no Fundamental or Non-Fundamental Investment Restriction may be changed if the result would be a violation of the 1940 Act Laws, Interpretations and Exemptions. In addition, the Non-Fundamental Investment Restrictions that specifically relate to Fundamental Investment Restrictions may not be changed if such a change would result in a violation of the 1940 Act Laws, Interpretations and Exemptions or the applicable Fundamental Investment Restriction.


1. The Fund is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 1 for further information.

2. The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 2 for further information.

3. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to Non-Fundamental Investment Restriction number 3 for further information.

5. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to Non-Fundamental Investment Restriction number 4 for further information.

8. The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

The foregoing fundamental investment restrictions, together with the investment objective of the Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

Non-Fundamental Investment Restrictions

The Fund also has adopted the following non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders.

1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

3. In complying with the fundamental restriction regarding industry concentration, the Fund may not purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

4. In complying with the fundamental restriction with regard to making loans, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(6) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(7) The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.




(8) The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.



(9) The Fund may not enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.



(10) The Fund may not invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.



(11) The Fund may not purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.



(12) The Fund may not invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus for the Fund.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

The Fund may invest up to 100% of its total assets, for temporary defensive purposes or to keep cash on hand fully invested, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less.


(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or Fitch 2 or higher by Fitch.

Equity Securities

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

* Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

* Factors affecting an entire industry, such as increases in production costs;
and

* Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium Capitalization Stocks

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund invests in securities of issuers with small or medium market capitalizations. While the Fund intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-the-Counter Market

The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings ("IPO")

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. Foreign Securities

The Fund may invest up to 35% of its total assets in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.


Currency Risks. To the extent that the Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, the Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies
The Fund may engage in hedging activities. NWQ Investment Management Company, LLC ("NWQ"), the Fund's sub-adviser, may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).


Stock Index Options
The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of NWQ or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures

Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NIAC's or NWQ's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.


Foreign Hedging Instruments


Foreign Currency Transactions. The Fund may engage in foreign currency forward contracts, options, and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Fund may segregate assets to cover its futures contracts obligations.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Swaps, Caps, Collars and Floors

Swap Agreements
A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors
Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NWQ the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NWQ to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When NWQ believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of their net assets. In addition, the Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions
The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Lending of Portfolio Securities
The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.


Investment Companies


The Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

                                  MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                Portfolios in    Other
                                                                                                    Fund       Director-
                      Position(s)    Term of Office                                                Complex       ships
  Name, Address and      Held        and Length of              Principal Occupation(s)           Overseen      Held by
    Date of Birth      with Fund      Time Served                 During Past 5 Years            by Trustee     Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustees who are not
interested persons of the Fund
James E. Bacon        Trustee     .Term -               Treasurer, Cathedral of St. John the         18           N/A
333 West Wacker Drive              Indefinite(1)        Divine (New York City) 1997-
Chicago, IL 60606                 .Length of Service -  present; formerly, Director of Lone
(2/27/31)                          Since inception      Star Industries, Inc. (1992-1999);
                                                        previously, Director and Executive
                                                        Vice President of U.S. Trust
                                                        Corporation and Trustee of United
                                                        States Trust Company of New York.
-------------------------------------------------------------------------------------------------------------------------
William E. Bennett    Trustee     .Term -               Private investor; previously President       18           N/A
333 West Wacker Drive              Indefinite(1)        and C.E.O., Draper & Kramer, Inc. (a
Chicago, IL 60606                 .Length of Service -  private company that handles
(10/16/46)                         Since inception      mortgage banking, real estate
                                                        development, pension advising and
                                                        real estate management) (1995-1998).
-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans         Trustee     .Term -               President, The Hall-Perrine                  18           See
333 West Wacker Drive              Indefinite(1)        Foundation (a private philanthropic                    Principal
Chicago, IL 60606                 .Length of Service -  corporation); Director, Alliant Energy;               Occupation
(10/22/48)                         Since inception      Director and Vice Chairman, United                    description
                                                        Fire and Casualty Company; Director,
                                                        Federal Reserve Bank of Chicago;
                                                        previously President and Chief
                                                        Operating Officer, SCI Financial
                                                        Group, Inc. (a regional financial
                                                        services firm).
-------------------------------------------------------------------------------------------------------------------------
William L. Kissick    Trustee     .Term -               Professor Emeritus, School of                18           N/A
333 West Wacker Drive              Indefinite(1)        Medicine and the Wharton School of
Chicago, IL 60606                 .Length of Service -  Management and former Chairman,
(7/29/32)                          Since inception      Leonard Davis Institute of Health
                                                        Economics, University of
                                                        Pennsylvania; Adjunct Professor,
                                                        Health Policy and Management, Yale
                                                        University.
-------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand  Trustee     .Term -               Retired; previously, Vice President in       18           N/A
333 West Wacker Drive              Indefinite(1)        charge of Municipal Underwriting,
Chicago, IL 60606                 .Length of Service -  Trading, and Dealer Sales at The
(11/11/31)                         Since inception      Northern Trust Company.
-------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington  Trustee     .Term -               President of Catalyst (a not-for-profit      18           N/A
333 West Wacker Drive              Indefinite(1)        organization focusing on women's
Chicago, IL 60606                 .Length of Service -  leadership development in business
(2/24/32)                          Since inception      and the professions).
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                   Portfolios in    Other
                                                                                                       Fund       Director-
                          Position(s)     Term of Office                                              Complex       ships
   Name, Address and         Held         and Length of             Principal Occupation(s)          Overseen      Held by
     Date of Birth         with Fund       Time Served                During Past 5 Years           by Trustee     Trustee
----------------------------------------------------------------------------------------------------------------------------
Trustee who is an
interested person of the Fund
*Timothy R. Schwertfeger Chairman,     .Term -               Chairman (since 1999), President and       135          See
333 West Wacker Drive    President and  Indefinite(1)        Trustee of the funds advised by                      Principal
Chicago, IL 60606        Trustee       .Length of Service -  Nuveen Institutional Advisory Corp.                 Occupation
(3/28/49)                               Since inception      (since 1996); Chairman (since 1996)                 description
                                                             and Director of The John Nuveen
                                                             Company, Nuveen Investments,
                                                             Nuveen Advisory Corp., Nuveen
                                                             Institutional Advisory Corp. and the
                                                             funds advised by Nuveen Advisory
                                                             Corp.; Chairman and Director (since
                                                             1997) of Nuveen Asset Management
                                                             Inc.; Chairman and Director of
                                                             Rittenhouse Financial Services, Inc.
                                                             (since March 1999); Chief Executive
                                                             Officer and Director of Nuveen Senior
                                                             Loan Asset Management Inc. (since
                                                             1999).
----------------------------------------------------------------------------------------------------------------------------

* "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.
(1) Trustees serve an indefinite term until his/her successor is elected.


The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2003.



--------------------------------------------------------------------------------------------------------------------------
Officers of the Fund
                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth       with Fund           Time Served                      During Past 5 Years                Officer
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President .Term - Until July 2003     Vice President (since January 2002);             135
333 West Wacker Drive                .Length of Service - Since  formerly, Assistant Vice President (since
Chicago, IL 60606                     inception                  2000); previously, Associate of Nuveen
(2/3/66)                                                         Investments.
--------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive and Treasurer  .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     inception                  President from 1997 to 1999; formerly,
(11/28/67)                                                       Associate of Nuveen Investments; Vice
                                                                 President and Treasurer of Nuveen Senior
                                                                 Loan Asset Management Inc. (since 1999);
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President .Term - Until July 2003     Vice President of Nuveen Advisory Corp.          135
333 West Wacker Drive                .Length of Service - Since  and Nuveen Institutional Advisory Corp.
Chicago, IL 60606                     inception                  (since 2001); previously, Vice President of
(9/8/54)                                                         Van Kampen Investment Advisory Corp.
                                                                 (since 1998); prior thereto Assistant Vice
                                                                 President of Van Kampen Investment
                                                                 Advisory Corp. (since 1994).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth       with Fund           Time Served                      During Past 5 Years                Officer
--------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President .Term - Until July 2003     Vice President (since January 2002) and          135
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel (since 1998),
Chicago, IL 60606     Secretary       inception                  formerly Assistant Vice President (since
(9/24/64)                                                        1998) of Nuveen Investments; Vice
                                                                 President (since May 2002) and Assistant
                                                                 Secretary (since 1998), formerly Assistant
                                                                 Vice President of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.;
                                                                 prior thereto, Associate at the law firm
                                                                 D'Ancona Partners LLC.
--------------------------------------------------------------------------------------------------------------------------
Lorna G. Ferguson     Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive                .Length of Service - Since  (since 1996); Vice President of Nuveen
Chicago, IL 60606                     inception                  Advisory Corp. and Nuveen Institutional
(10/24/45)                                                       Advisory Corp.
--------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President .Term - Until July 2003     Managing Director (since January 2002) of        135
333 West Wacker Drive                .Length of Service - Since  Nuveen Investments; Managing Director
Chicago, IL 60606                     inception                  (since 2001), formerly Vice President
(3/2/64)                                                         (since 1995) of Nuveen Advisory Corp. and
                                                                 Nuveen Institutional Advisory Corp.;
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President .Term - Until July 2003     Vice President of Nuveen Investments and         135
333 West Wacker Drive and Controller .Length of Service - Since  (since 1998) The John Nuveen Company;
Chicago, IL 60606                     inception                  Certified Public Accountant.
(5/31/54)
--------------------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive                .Length of Service - Since  (since 2000); prior thereto, Assistant Vice
Chicago, IL 60606                     inception                  President (since 1999), formerly Associate
(3/22/63)                                                        of Nuveen Investments; Certified Public
                                                                 Accountant.
--------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive                .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     inception                  President (since 1993).
(6/27/61)
--------------------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President .Term - Until July 2003     Vice President, Assistant Secretary and          135
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel of Nuveen
Chicago, IL 60606     Secretary       inception                  Investments; Vice President and Assistant
(7/27/51)                                                        Secretary of Nuveen Advisory Corp.,
                                                                 Nuveen Institutional Advisory Corp. and
                                                                 Nuveen Senior Loan Asset Management
                                                                 Inc. (since 1999); Assistant Secretary of
                                                                 The John Nuveen Company; Assistant
                                                                 Secretary of Nuveen Asset Management
                                                                 (since 1997).
--------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President .Term - Until July 2003     Managing Director (since January 2002),          135
333 West Wacker Drive                .Length of Service - Since  formerly Vice President of Nuveen
Chicago, IL 60606                     inception                  Investments; Managing Director (since
(7/7/65)                                                         1997) of Nuveen Advisory Corp. and
                                                                 Nuveen Institutional Advisory Corp.;
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth       with Fund           Time Served                      During Past 5 Years                Officer
--------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Vice President .Term - Until July 2003     Managing Director (since 2002), Assistant        135
333 West Wacker Drive                .Length of Service - Since  Secretary and Associate General Counsel,
Chicago, IL 60606                     inception                  formerly, Vice President of Nuveen
(9/9/56)                                                         Investments; Managing Director (since
                                                                 2002), General Counsel and Assistant
                                                                 Secretary, formerly, Vice President of
                                                                 Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; Managing
                                                                 Director (since 2002) and Assistant
                                                                 Secretary, formerly, Vice President of
                                                                 Nuveen Senior Loan Asset Management
                                                                 Inc. (since 1999); Managing Director (since
                                                                 2002), Associate General Counsel and
                                                                 Assistant Secretary (since 2000) of Nuveen
                                                                 Asset Management Inc.; Assistant
                                                                 Secretary of The John Nuveen Company;
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------


William L. Kissick and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


The trustees of the Trust are trustees of eighteen open-end and closed-end funds advised by NIAC. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.



Mr. Schwertfeger is a director or trustee, as the case may be, of 117 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.





The following table shows, for each Trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation estimated to be paid by the Fund for its fiscal year ended March 31, 2003, (2) pension or retirement accrued as part of Fund expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the calendar year ended December 31, 2001. The Fund has no retirement or pension plans.



                                           Pension or
                                           Retirement                Total
                                            Benefits  Estimated   Compensation
                               Estimated    Accrued     Annual     From Fund
                              Compensation as part of  Benefits     and Fund
                                From the      Fund       Upon     Complex Paid
Name of Person, Position          Fund      Expenses  Retirement to Trustees/1/
------------------------      ------------ ---------- ---------- --------------
James E. Bacon, Trustee......     $41          $0         $0        $44,500
William E. Bennett, Trustee..      41           0          0         38,150
Jack B. Evans, Trustee.......      41           0          0         48,000
William L. Kissick, Trustee..      41           0          0         47,500
Thomas E. Leafstrand, Trustee      41           0          0         51,000
Sheila W. Wellington, Trustee      41           0          0         48,000

--------



(1) Includes the total compensation for service on the Boards of the 8 open-end and 10 closed-end funds advised by the Adviser.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of July 31, 2002:

                                               Aggregate Dollar Range of
                                               Equity Securities in All
                                                 Registered Investment
                              Dollar Range of    Companies Overseen by
                             Equity Securities   Trustee in Family of
        Name of Trustee         in the Fund      Investment Companies
        ---------------      ----------------- -------------------------
        James E. Bacon......      $     0           over $100,000
        William E. Bennett..      $     0          $50,001-$100,000
        Jack B. Evans.......      $     0           over $100,000
        William L. Kissick..      $     0          $50,001-$100,000
        Thomas E. Leafstrand      $     0           over $100,000
        Sheila W. Wellington      $     0           over $100,000

The independent trustees have represented that they do not own beneficially or of record, any security of NIAC, Nuveen, NWQ or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen or NWQ.




The trustee affiliated with Nuveen and NIAC serves without any compensation from the fund. Trustees who are not affiliated with Nuveen or NIAC ("Independent Trustees") receive a $35,000 annual retainer for serving as a trustee for all funds managed by NIAC, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend committee or the executive committee), $500 for attendance by telephone of such meetings and $200 or $100, respectively, for attendance in person or by telephone at a meeting of the dividend committee or the executive committee, respectively. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.


The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.


As of September 30, 2002, the officers and trustees of the Fund, in the aggregate, own less than 1% of the shares of the Fund.


Committees




The Board of Trustees of the Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee.



William L. Kissick and Timothy R. Schwertfeger, Chair, serve as the current members of the executive committee of the Fund's Board of Trustees. The Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, William E. Bennett and Thomas E. Leafstrand.



The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are James E. Bacon, William E. Bennett and Thomas E. Leafstrand.



The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of the Fund who are not interested persons of the Fund. The audit committee has adopted a written charter.



Nomination of those trustees who are not "interested persons" of the Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of the Fund. The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington.


                          FUND MANAGER AND SUB-ADVISER

Fund Manager

NIAC acts as the manager of the Fund, with responsibility for the overall management of the Fund. NIAC is a Delaware Corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC ("NWQ") under which NWQ, subject to NIAC's supervision, manages the Fund's investment portfolio. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NWQ, see "Who Manages the Fund" in the Prospectus.



NIAC and NWQ are wholly-owned subsidiaries of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the parent company of Nuveen Investments, the principal underwriter of the Fund's shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.



For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Fund." In addition, NIAC may agree to waive all or a portion of its management fee or reimburse certain expenses of the Fund as specified in the Prospectus.




In addition to the management fee, the Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


The Fund, the other Nuveen funds, NIAC, NWQ and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.


Sub-Adviser
NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the Fund. NWQ manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of NIAC. The John Nuveen Company purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is The John Nuveen Company.


Prior to its purchase by The John Nuveen Company, NWQ was owned by Old Mutual
(US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.8 billion in assets as of January 31, 2002.



Out of the fund management fee, NIAC pays NWQ a portfolio management fee based on the daily net assets of the applicable Fund for which it serves as the portfolio manager of 0.50% of the Fund's average net assets (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NIAC in respect of the Fund).




NWQ provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/dealers who execute the transactions of the Fund.

                             PORTFOLIO TRANSACTIONS


NWQ is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NWQ or the Fund. NWQ believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to NWQ under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or NWQ of research services.


NWQ places portfolio transactions for other advisory accounts it manages. Research services furnished by firms through which the Fund effects its securities transactions may be used by NIAC and/or NWQ in servicing all of its accounts; not all of such services may be used by NIAC and/or NWQ in connection with the Fund. NIAC and NWQ believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and NWQ believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. NIAC and NWQ seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and NWQ are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.




                                NET ASSET VALUE

The Fund's net asset value per share is determined separately for each class of the Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of the Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liability) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by the Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

If the Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Fund Status. The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.


Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the shared States Treasury. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

                            PERFORMANCE INFORMATION

The Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b           /6/
                      Yield=2[ (   -----+1  )         -1]
                                    cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

The Fund may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


The Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

    The formula for beta is given by:

           Beta = (sigma) A * B / C

        where

           A = (Xi - X), i=1,..., N
           B = (Yi - Y), i=1,..., N
           C = S (Xi - X)2, i=1,..., N
           Xi = Security Return in period i
           Yi = Market Return in period i
           X = Average of all observations Xi
           Y = Average of all observations Yi
           N = Number of observations in the measurement period

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.


The Fund may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by the Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.



Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)/n/=ATV\\D\\



Where: P = a hypothetical initial payment of $1,000.



T = average annual total return (after taxes on distributions).



n = number of years.



ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)/n/=ATV\\DR\\



Where: P = a hypothetical initial payment of $1,000.



T = average annual total return (after taxes on distributions and redemption).



n = number of years.



ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.



Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, the Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.


From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of the Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, the Lipper Multi-Cap Value Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

NWQ--Performance

The table below presents the historical performance for the PBHG Special Equity Fund. Subject to shareholder approval, the PBHG Special Equity Fund will be reorganized with and into the Fund on or about December 6, 2002. NWQ serves as investment adviser to the PBHG Special Equity Fund, and the PBHG Special Equity Fund has substantially the same investment objectives and policies as the Fund. The table does not include the performance of other accounts managed by NWQ with substantially similar investment objectives, strategies and policies of the Fund. Of course, past performance is no indication of future results and the table represents the performance of the PBHG Special Equity Fund and not the performance of the Fund.


PBHG Special Equity Fund Returns

                                                              Average Annual Total Returns
                                                                    (as of 8/31/02)
                                                                             Since
                                                              1-Year  Inception (11/04/97)
------------------------------------------------------------------------------------------
PBHG Special Equity Fund (On Offer, reflecting sales charges) -10.79%        6.16%
S&P 500 Index................................................ -17.99%        1.40%
Lipper Multi-Cap Value Index................................. -13.68%        2.31%

We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from the PBHG Special Equity Fund gross-of-fee returns the Class A estimated gross operating expenses of 1.45% for the current fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The inception date of the PBHG Special Equity Fund, previously named the NWQ Special Equity Portfolio, is November 4, 1997. The Lipper Multi-Cap Value Index represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.


                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Fund. The example assumes a purchase on September 30, 2002 of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at an example price for Class A shares. This calculation of offering price is for example purposes only.

                                                                 Nuveen NWQ
                                                                 Multi-Cap Value
                                                                 Fund
                                                                 ---------------
Example Net Asset Value per share...............................     $20.00
Per Share Sales Charge--5.75% of public offering price (6.10% of
  net asset value per share)....................................     $ 1.22

                                                                     ------
Example Per Share Offering Price to the Public..................     $21.22
Shares Outstanding (as of September 30, 2002)...................          0

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

   .  officers, trustees and former trustees of the Nuveen Funds;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/ maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:


   . any person who was a shareholder of the PBHG Special Equity Fund on December 5, 2002;


   . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

   . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible employer-sponsored defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.


In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.


The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachussetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind
The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use BFDS sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by BFDS will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution

Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

                         DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.



             INDEPENDENT ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT



PricewaterhouseCoopers LLC ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent public accountants, have been selected as auditors for the Trust. In addition to audit services, PWC will provide consultation and assistance on accounting, internal control, tax and related matters.



The custodian of the assets of the Fund is currently The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413. The custodian performs custodial, fund accounting and portfolio accounting services. Effective November 1, 2002, State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, will be the custodian of the Fund.


The Fund's transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

                           GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "funds," which may be divided into classes of shares. Currently, there are five series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Fund's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

                             Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:


    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


    2.  Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.


Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                 Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)  Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings


MIG/VMIG Ratings


In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leadingmarket positions in well-established industries.

--Highrates of return on funds employed.

--Conservativecapitalization structure with moderate reliance on debt and ample asset protection.

--Broadmargins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-establishedaccess to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.


Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:





Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.



Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international Long-term 'AAA'-'BBB' categories; Short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.


Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non- standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.


                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


DDD, DD, D   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
             'DDD' obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.


Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.


                    International Short-Term Credit Ratings



The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.


'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                MULTI-CAP 10-02

                                  Appendix II

ANNUAL REPORT

     March 31, 2002

The Power of Discipline. The Rewards of Time./SM/

                                                                       P B H G
                                                                       F U N D S

PBHG Funds

Table of Contents
-----------------

Message to Shareholders ........................................... 1

PBHG VALUE FUNDS

   PBHG Special Equity Fund (PBNPX) ............................... 2

Report of Independent Accountants ................................. 4

Statement of Net Assets ........................................... 5

Statement of Operations ........................................... 7

Statement of Changes in Net Assets ................................ 8

Financial Highlights .............................................. 9

Notes to Financial Statements .....................................10

Notice to Shareholders ............................................16

Shareholder Meetings ..............................................17

Trustees and Officers of the Trust ................................18

                                                                      PBHG Funds

                                                         Message To Shareholders

DEAR FELLOW SHAREHOLDERS:


     We are pleased to provide you with the PBHG Funds Annual Report for the fiscal year ended March 31, 2002. The period's mixed performance, which vacillated between hopeful expectations for economic recovery and waning confidence, presented unique challenges to investors and our portfolios.

Performance Results

     The past year included a series of pivotal events that alternately tested or encouraged investor sentiment. The events that undoubtedly had the most profound impact on the economy and the financial markets were those that unfolded on September 11. In addition to their emotional toll, these horrific attacks amplified the recessionary pressures on the economy. Working to counter deteriorating economic conditions and flagging consumer confidence was record monetary easing on the part of the Federal Reserve. Yet, just as it began to show signs of renewed vigor, the market witnessed the largest bankruptcy in U.S. history and subsequent scrutinizing of corporate accounting practices.

     You will see these common themes addressed throughout each specific Fund performance discussion. As investors once again sought to escape excessive market volatility in favor of investments perceived as safer or more stable, it is understandable that our more conservative funds outperformed their benchmarks while other offerings, particularly our growth and technology funds, struggled during the period. However, as you read through the discussions and gain a better understanding of the complex factors affecting performance, you will also note signs of optimism for economic recovery in the year ahead.

Enhanced Shareholder Services

     Our shareholder services center introduced several programs during the year designed to provide top quality service and expanded access to fund information. You may have noticed the dramatic improvement in the delivery time of quarterly account statements or our new comprehensive transfer tracking service that expedites and proactively troubleshoots the often lengthy IRA transfer process, making it easier for our investors to combine their retirement assets with PBHG. Our website followed suit, offering many new enhancements, such as portfolio manager webcasts, the availability of expanded online account transactions, the ability to create a customized home page with PBHG Watchlist and consolidated fund information pages. The site's new fund comparison tool helps investors construct a portfolio that is best suited to their long-term investment needs.

New Investment Options

     Our most exciting news during the fiscal year was the introduction of five new additions to our family of funds. These funds, which include PBHG Clipper Focus, PBHG Disciplined Equity, PBHG IRA Capital Preservation, PBHG REIT and PBHG Special Equity Funds, further expand the tools available to our shareholders as they build diversified portfolios tailored to meet their specific investment goals and tolerance for risk. The funds offer established track records and access to highly sophisticated, disciplined investment strategies.

     Thank you for your continued confidence in PBHG Funds throughout what has been another trying year. While it has been difficult to move past the events of September 11, we remain awed by the strength and determination of the American spirit. The consumer has stayed strong and the markets have shown tremendous resilience over the past several months. We believe the economy is beginning to show signs of renewed growth. We look forward to more optimistic times ahead, where we expect that the efforts of our consistent investment approach will be rewarded.

Sincerely,

Harold J. Baxter                               Gary L. Pilgrim, CFA
Chairman                                       President
PBHG Funds                                     PBHG Funds

[Photo Appears Here]                           [Photo Appears Here]

PBHG Funds

PBHG Special Equity PBNFX

PBHG Special Equity Fund (formerly PBHG New Perspective Fund)
PORTFOLIO MANAGER: John D. Bosse, CFA

Portfolio Profile

OBJECTIVE: Long-term capital appreciation.

INVESTS IN: Common stocks and other equity securities of undervalued companies with large, medium, and small capitalizations.

STRATEGY: PBHG Special Equity Fund seeks to provide investors with long-term capital appreciation by investing in undervalued companies of all market capitalizations that possess attractive risk/reward characteristics and have catalysts in place to improve profitability or unlock value. Catalysts may include new management, industry consolidation, restructuring opportunities, or a positive turn in fundamentals. Our investment process is driven by bottom-up research conducted by a seasoned team of research analysts, many of whom have extensive professional experience from within the industry they follow. Our process is highly focused on taking advantage of market opportunities generated by basic investor behaviors such as fear, greed, and panic.

Performance

     For the fiscal year ended March 31, 2002, PBHG Special Equity Fund gained 14.33%, exceeding the 0.24% gain in the benchmark S&P 500 Index. Since its inception in November 1997, through March 2002, the Fund's annualized return is 11.86%, versus 6.0% for the S&P 500 Index. Between the fiscal year end of the Fund's predecessor, UAM NWQ Special Equity Portfolio, October 31, 2001 and March 31, 2002, the Fund's fiscal year end, the Fund returned 19.20% outpacing its benchmark, which returned 8.91% for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.

     Notwithstanding a turbulent stock market fueled by war, corporate earnings manipulation and fraud, and until recently, a global recession, we generated meaningfully positive returns for our shareholders. Results reflect our value discipline, opportunistic philosophy, and extensive focus on downside protection.

Portfolio Discussion

     As we close out the 2002 fiscal year, the outlook for economic growth and corporate profitability has improved significantly from the recessionary levels of the past 12 months. A strong housing market, low interest rates, and resilient consumer spending have moderated the economic downturn. Falling commodity prices and an exceptionally mild winter also contributed measurably. Economically sensitive stocks have rebounded sharply on account of their compelling valuations and leverage to an expanding economy. Machinery and basic material stocks were exceptionally strong due to expectations of a recovery in industrial production and improved outlook for industrial capital spending. The Fund's machinery holdings consist of Ingersoll-Rand, Parker Hannifin, Snap-On Tools, and York International. Fund holding Delphi, a parts supplier to the automotive industry, was another beneficiary of the improving economy as rising consumer confidence, manufacturer incentives, and relatively low interest rates sustained strong vehicle sales. A testament to this, North American auto production was up 7 percent this year. Energy stocks were under pressure for most of the year due to weak oil demand caused by the global recession, abnormally warm weather, and resulting excess capacity. More recently, however, these stocks have strengthened along with oil prices due to OPEC production cuts and rising tensions in the Middle East. In the health sector, a favorable legislative outlook, strong fundamentals, and solid earnings growth benefited hospital stocks. During the year, we eliminated the Fund's position in Tenet Healthcare based on valuation, and increased our stake in HCA where we believe the risk/reward trade-off is more attractive. Finally, three Fund holdings were acquired during the period, including American General, Heller Financial, and meat processor, IBP.

     Our opportunistic investment strategy contributed to portfolio results as we took advantage of price declines to add to positions where our investment rationale for owning a stock was unchanged despite weakness in the share price. This allowed us to establish larger positions at more compelling valuations in companies were we had strong convictions. Opportunities were also available following the events of September 11 when investors indiscriminately liquidated positions without regard to valuations. During this time, we established new positions in FelCor Lodging Trust, Radian Group, Station Casinos, and Walt Disney, and added to our positions in Loews, Raytheon, and several mortgage-related stocks. All of these investments made significant contributions to performance for the year.

     Unfortunately, the year was not without its obstacles, especially in the telecommunications sector. Telecommunication stocks suffered from increased competition, valuation concerns, earnings deterioration, and capital constraints. The performance of our telecommunication stocks reflects this weakness, with the exception of our investment in Alltel, which gained 6% for the period. The Fund also suffered losses in the travel and tourism sectors as a consequence of the September 11 terrorist attacks. The Fund's exposure in these sectors included Delta Airlines, Royal Caribbean Cruises and Alstom S.A. - a manufacturer of cruise ships. These positions were subsequently eliminated after rebounding sharply from their lows.

     In closing, the investment approach of PBHG Special Equity Fund will continue to focus on uncovering hidden value or opportunities in the market, with attention given to downside risk. While the rebound in the stock market in March 2002 and fourth quarter 2001, has eliminated the extreme undervaluation of most stocks, we believe our investment approach and extensive research will allow the Fund to uncover compelling investment opportunities and generate attractive returns.

PBHG Funds

PBHG Special Equity Fund

      Investment Focus

         STYLE

   Value  Blend  Growth

                       Large
                                      MARKET
      *                Medium
                                   CAPITALIZATION
                       Small

Source: Pilgrim Baxter & Associates, Ltd.


PBHG Special Equity PBNPX

                          Average Annual Total Return/1/
                              As of March 31, 2002

-------------------------------------------------------------------------
                                      One     Annualized      Annualized
                                      Year     3 Year          Inception
                                     Return    Return          to Date/2/
-------------------------------------------------------------------------
PBHG Special Equity Fund             14.33%    13.63%           11.86%
-------------------------------------------------------------------------


            Comparison of Change in the Value of a $10,000 Investment
       in the PBHG Special Equity Fund, versus the S&P 500 Index and the
                      Lipper Multi-Cap Value Funds Average


                         PBHG SPECIAL
                         EQUITY FUND               S&P 500 INDEX /3/
11/4/97                    $10,000                    $10,000
3/31/98                     11,330                     11,789
9/30/98                      9,220                     10,969
3/31/99                     11,168                     13,968
9/30/99                     11,388                     14,019
3/31/2000                   12,887                     16,474
9/30/2000                   13,252                     15,881
3/31/2001                   14,332                     12,903
9/30/2001                   13,765                     11,653
3/31/2002                  $16,385                    $12,934

/1/ Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

/2/ On December 14, 2001, the PBHG Special Equity Fund (formerly the PBHG New Perspective Fund) acquired the assets of the NWQ Special Equity Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the NWQ Special Equity Portfolio. The Institutional Service Class shares of the NWQ Special Equity Portfolio were exchanged for PBHG Class shares of the PBHG Special Equity Fund upon the business combination on December 14, 2001. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc. The NWQ Special Equity Portfolio was managed by NWQ Investment Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the NWQ Special Equity Portfolio. Data includes performance of the Fund's predecessor, whose inception date was November 4, 1997.

/3/ The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

/4/ The Lipper Multi-Cap Value Funds Average represents the average performance of 561 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, November 30, 1997.


Sector Weightings - at March 31, 2002

[Pie Chart Appears Here]

Financial              (36)%
Health Care             (4)%
Industrial             (12)%
Services                (7)%
Technology              (6)%
Utilities               (2)%
Basic Materials         (7)%
Consumer Cyclical       (6)%
Consumer Non-Cyclical   (9)%
Energy                 (11)%

% of Total Portfolio Investments in Common Stock


Top Ten Holdings - March 31, 2002

Philip Morris                                       3.5%
Countrywide Credit                                  3.2%
Indymac Bancorp                                     3.1%
Computer Associates International                   3.1%
Liberty Media, Cl A                                 3.0%
Raytheon                                            2.8%
Fidelity National Financial                         2.8%
Telephone & Data Systems                            2.8%
Noble Affiliates                                    2.8%
Sprint (FON Group)                                  2.6%
--------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                    29.7%

      PBHG Funds

Report of Independent Accountants

To the Shareholders and Board of Trustees of PBHG Funds:

In our opinion, the accompanying statements of net assets for the PBHG Core Growth Fund, PBHG Growth Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund, PBHG Limited Fund, PBHG New Opportunities Fund, PBHG Clipper Focus Fund (formerly UAM Clipper Focus Portfolio), PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Special Equity Fund (formerly UAM NWQ Special Equity Portfolio), PBHG Disciplined Equity Fund (formerly UAM Analytic Enhanced Equity
Fund), PBHG Global Technology & Communications Fund, PBHG REIT Fund, PBHG Strategic Small Company Fund, PBHG Technology & Communications Fund, PBHG Cash Reserves Fund and the statements of assets and liabilities, including the schedules of investments of the PBHG Emerging Growth Fund, PBHG Select Equity Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund and PBHG IRA Capital Preservation Fund (formerly UAM IRA Capital Preservation Portfolio) (constituting PBHG Funds hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of each of the funds at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 13, 2002

                                                                      PBHG Funds

                                                         Statement of Net Assets

                                                            As of March 31, 2002

                                                  PBHG Special Equity Fund PBNPX

                                                                        Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
Common Stock -- 92.3%

Basic Materials -- 6.8%

Diversified Minerals -- 1.0%
Cia Vale do Rio Doce ADR*                                     9,700    $  266
                                                                       ------
                                                                          266
--------------------------------------------------------------------------------
Gold Mining -- 2.0%
Barrick Gold                                                 28,000       519
                                                                       ------
                                                                          519
--------------------------------------------------------------------------------
Industrial Gases -- 2.3%
Praxair                                                       9,700       580
                                                                       ------
                                                                          580
--------------------------------------------------------------------------------
Steel-Producers -- 1.5%
United States Steel                                          20,400       370
                                                                       ------
                                                                          370
                                                                       ------
Total Basic Materials (Cost $1,472)                                     1,735
                                                                       ------
--------------------------------------------------------------------------------
Consumer Cyclical -- 5.6%

Auto/Truck Parts & Equipment-Original -- 1.8%

Delphi                                                       28,700       459
                                                                       ------
                                                                          459

--------------------------------------------------------------------------------
Broadcast Services/Programming -- 2.8%
Liberty Media, Cl A*                                         55,876       706
                                                                       ------
                                                                          706
--------------------------------------------------------------------------------
Multimedia -- 1.0%
Scripps (E.W.), Cl A                                          3,100       255
                                                                       ------
                                                                          255
                                                                       ------
Total Consumer Cyclical (Cost $1,369)                                   1,420
                                                                       ------
--------------------------------------------------------------------------------
Consumer Non-Cyclical-- 8.5%

Agricultural Operations -- 1.1%
Bunge Limited                                                13,000       281
                                                                       ------
                                                                          281
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 1.4%
Fortune Brands                                                7,400       365
                                                                       ------
                                                                          365
--------------------------------------------------------------------------------
Food-Misc/Diversified -- 1.2%
Sara Lee                                                     14,500       301
                                                                       ------
                                                                          301
--------------------------------------------------------------------------------
Food-Retail -- 1.6%
Albertson's                                                  12,000       398
                                                                       ------
                                                                          398
--------------------------------------------------------------------------------
Tobacco -- 3.2%
Philip Morris                                                15,600       822
                                                                       ------
                                                                          822
                                                                       ------
Total Consumer Non-Cyclical (Cost $1,668)                               2,167
                                                                       ------
--------------------------------------------------------------------------------
Energy -- 10.6%
Oil & Gas Drilling -- 1.7%

Transocean Sedco Forex                                       12,900       429
                                                                       ------
                                                                          429
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 4.7%
Kerr-McGee                                                    3,900     $ 245
Noble Affiliates                                             16,900       660
Ocean Energy                                                 15,019       297
                                                                       ------
                                                                        1,202
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 4.2%
Conoco                                                       21,000       613
Phillips Petroleum                                            7,180       451
                                                                       ------
                                                                        1,064
                                                                       ------
Total Energy (Cost $2,359)                                              2,695
                                                                       ------
--------------------------------------------------------------------------------
Financial -- 32.8%
Finance-Investment Banker/Broker -- 1.2%
JP Morgan Chase                                               8,850       315
                                                                       ------
                                                                          315
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 4.7%
Countrywide Credit                                           16,800       752
Fannie Mae                                                    5,600       447
                                                                       ------
                                                                        1,199
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 4.6%

MGIC Investment                                               8,500       582
Radian Group                                                 12,000       589
                                                                       ------
                                                                        1,171
--------------------------------------------------------------------------------
Internet Financial Services -- 2.9%
Indymac Bancorp                                              30,000       741
                                                                       ------
                                                                          741
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.4%
Torchmark                                                     8,700       350
                                                                       ------
                                                                          350
--------------------------------------------------------------------------------
Money Center Banks -- 2.0%
Bank of America                                               7,267       494
                                                                       ------
                                                                          494
--------------------------------------------------------------------------------
Multi-Line Insurance -- 3.8%
Hartford Financial Services Group                             7,800       532
Loews                                                         7,600       445
                                                                       ------
                                                                          977
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 4.1%
Fidelity National Financial                                  25,300       667
PMA Capital                                                  16,800       386
                                                                       ------
                                                                        1,053
--------------------------------------------------------------------------------
REITS-Hotels -- 1.6%
Felcor Lodging Trust                                         19,700       419
                                                                       ------
                                                                          419
--------------------------------------------------------------------------------
REITS-Mortgage -- 3.5%
America First Mortgage Investments                           36,500       327
FBR Asset Investment                                         21,000       571
                                                                       ------
                                                                          898
--------------------------------------------------------------------------------

PBHG Special Equity Fund PBNPX


     PBHG Funds

Statement of Net Assets

As of March 31, 2002

                                                                       Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 3.0%
FleetBoston Financial                                         9,600   $    336
Wachovia                                                     11,200        415
                                                                      --------
                                                                           751
                                                                      --------
Total Financial (Cost $7,610)                                            8,368
                                                                      --------
--------------------------------------------------------------------------------
Health Care -- 3.3%

Medical-HMO -- 1.8%
Aetna                                                        12,000        466
                                                                      --------
                                                                           466
--------------------------------------------------------------------------------
Medical-Hospitals -- 1.5%
HCA                                                           8,600        379
                                                                      --------
                                                                           379
                                                                      --------
Total Health Care (Cost $ 673)                                             845
                                                                      --------
--------------------------------------------------------------------------------
Industrial -- 11.2%

Aerospace/Defense -- 2.6%
Raytheon                                                     16,300        669
                                                                      --------
                                                                           669
--------------------------------------------------------------------------------
Building Products-Air & Heating -- 0.9%
York International                                            6,400        230
                                                                      --------
                                                                           230
--------------------------------------------------------------------------------
Containers-Paper/Plastic -- 1.5%
Packaging Corporation of America*                            19,400        384
                                                                      --------
                                                                           384
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 2.3%
Agilent Technologies*                                        16,600        581
                                                                      --------
                                                                           581
--------------------------------------------------------------------------------
Instruments-Controls -- 1.3%
Parker-Hannifin                                               6,700        334
                                                                      --------
                                                                           334
--------------------------------------------------------------------------------
Machinery-General Industry -- 1.0%
Ingersoll-Rand, Cl A                                          5,100        255
                                                                      --------
                                                                           255
--------------------------------------------------------------------------------
Tools-Hand Held -- 1.6%
Snap-On Tools                                                11,900        405
                                                                      --------
                                                                           405
                                                                      --------
Total Industrial (Cost $2,298)                                           2,858
                                                                      --------
--------------------------------------------------------------------------------
Services -- 6.1%

Telephone-Integrated -- 6.1%
Alltel                                                        5,100        283
Sprint (FON Group)                                           40,200        615
Telephone & Data Systems                                      7,500        662
                                                                      --------
                                                                         1,560
                                                                      --------
Total Services (Cost $1,668)                                             1,560
                                                                      --------
--------------------------------------------------------------------------------
Technology -- 5.8%

Computers-Memory Devices -- 1.7%
Maxtor*                                                      62,600        435
                                                                      --------
                                                                           435
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 1.3%
Agere Systems*                                               85,200        331
                                                                      --------
                                                                           331
--------------------------------------------------------------------------------
Enterprise Software/Services -- 2.8%
Computer Associates International                            32,800        718
                                                                       -------
                                                                           718
                                                                       -------
Total Technology (Cost $1,497)                                           1,484
                                                                       -------
--------------------------------------------------------------------------------
Utilities -- 1.6%

Electric-Integrated -- 1.6%
DTE Energy                                                    8,900        405
                                                                      --------
                                                                           405
                                                                      --------
Total Utilities (Cost $332)                                                405
                                                                      --------

Total Common Stock (Cost $20,946)                                       23,537
                                                                      --------
--------------------------------------------------------------------------------
Repurchase Agreement -- 6.9%
Barclays
  1.85%, dated matures 03/28/02,
  04/01/02, repurchase price$ 1,763,240
  (collateralized by U.S. Government
  Obligations: total market
  value $1,798,716)(A)                                      $ 1,763      1,763
                                                                      --------
Total Repurchase Agreement (Cost  $1,763)                                1,763
                                                                      --------
Total Investments -- 99.2% (Cost $22,709)                               25,300
                                                                      --------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.8%

Total Other Assets and Liabilities, Net                                    205
                                                                      --------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
  based on 1,832,126 outstanding shares
  of common stock                                                       22,988
Undistributed net investment income                                         93
Accumulated net realized loss on investments                              (167)
Unrealized appreciation on investments                                   2,591
                                                                      --------
Total Net Assets -- 100.0%                                            $ 25,505
                                                                      ========
Net Asset Value, Offering and Redemption
  Price Per Share -- PBHG Class                                         $13.92
                                                                        ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.


                                                            PBHG Funds

                                                                           Statement of Operations (000)
                                                           For the Year Ended March 31, 2002 (unless otherwise indicated)


                                                                         ---------------------------------
                                                                                     PBHG
                                                                                 Special Equity
                                                                                      Fund2
                                                                         ---------------------------------
                                                                          11/1/01                11/1/00
                                                                            to                      to
                                                                          3/31/02                10/31/01
                                                                         --------               ----------
Investment Income:
   Dividends                                                             $    181                $    600
   Interest                                                                     7                      79
   Crediting Rate Interest                                                     --                      --
   Less: Foreign Taxes Withheld                                                (1)                     (1)
                                                                          -------                 -------
          Total Investment Income                                             187                     678
                                                                          -------                 -------
Expenses:
   Investment Advisory Fees                                                    85                     322
   Administrative Fees                                                         19                     112
   Transfer Agent Fees                                                         15                      23
   Shareholder Services Fee                                                    --                      22
   Printing Fees                                                                9                      30
   Professional Fees                                                            4                      28
   Line of Credit Fees                                                         --                      --
   Distribution Fees 1                                                         --                       8
   Registration and Filing Fees                                                19                      26
   Directors' Fees                                                              1                       5
   Miscellaneous Fees                                                           3                      10
   Wrapper Fees                                                                --                      --
   Custodian Fees                                                               3                       6
   Organizational Costs                                                        --                      --
   Reorganizational Costs                                                      38                      --
                                                                          -------                 -------
             Total Expenses                                                   196                     592
                                                                          -------                 -------
   Waiver of Investment Advisory Fees                                         (85)                   (110)
   Reimbursement of Other Expenses by Adviser                                  --                      --
   Recapture of Advisory Fees Waived                                           --                      --
   Expense Reduction                                                           --                      --
             Net Expenses                                                     111                     482
                                                                          -------                 -------
   Net Investment Income (Loss)                                                76                     196
                                                                          -------                 -------
   Net Realized Gain (Loss) from Security Transactions                       (162)                  5,544
   Net Realized Gain (Loss) on Futures                                         --                      --
   Net Realized Loss on Foreign Currency Transactions                          --                      --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                                          3,795                  (5,124)
   Net Change in Unrealized Appreciation
     (Depreciation) on Futures                                                 --                      --
   Net Change in Unrealized Appreciation (Depreciation)
     on Wrapper Agreements                                                     --                      --
                                                                          -------                 -------
   Net Realized and Unrealized Gain (Loss) on Investments,
        Futures, and Foreign Currency Transactions                          3,633                     420
                                                                          -------                 -------
   Increase (Decrease) in Net Assets Resulting
        from Operations                                                   $ 3,709                 $   616
                                                                          =======                 =======

1. All distribution fees were incurred in the Institutional Service Class of the NWQ Special Equity Portfolio. Currently, the PBHG Special Equity Fund only offers PBHG Class Shares which do not charge any distribution fees.

2. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition agreement. were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Funds
Statement of Changes in Net Assets (000)

                                                           --------------------------------
                                                                         PBHG
                                                                     Special Equity
                                                                        Fund/1/
                                                           --------------------------------
                                                           11/1/01     11/1/00     11/1/99
                                                              to          to          to
                                                           3/31/02     10/31/01    10/31/00
                                                           -------     --------    --------
Investment Activities:
   Net Investment Income (Loss)                            $    76     $   196     $   148
   Net Realized Gain (Loss) from Security Transactions
     and Futures                                              (162)      5,544       2,311
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments, Futures and Foreign

     Currency Transactions                                   3,795      (5,124)      1,540
                                                           -------     -------     -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                         3,709         616       3,999
                                                           -------     -------     -------
Distributions to Shareholders From:
   Net Investment Income                                       (88)       (175)       (158)
   Return of Capital                                            --          --          --
   Net Realized Gains from Security Transactions                --      (4,885)       (199)
                                                           -------     -------     -------
   Total Distributions                                         (88)     (5,060)       (357)
                                                           -------     -------     -------
Capital Share Transactions:
   PBHG Class
   Shares Issued                                             6,476      12,914      15,349
   Shares Issued upon Reinvestment of Distributions             83       4,635         294
   Shares Redeemed                                          (1,602)    (25,714)     (5,488)
                                                           -------     -------     -------
   Total PBHG Class Transactions                             4,957      (8,165)     10,155
                                                           -------     -------     -------
   Advisor Class/2/
   Shares Issued                                                --         408         654
   Shares Issued upon Reinvestment of Distributions              2         386          63
   Shares Redeemed                                          (1,015)     (4,528)     (2,851)
                                                           -------     -------     -------
   Total Advisor Class Transactions                         (1,013)     (3,734)     (2,134)
                                                           -------     -------     -------
  Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                              3,944     (11,899)      8,021
                                                           -------     -------     -------
   Total Increase (Decrease) in Net Assets                   7,565     (16,343)     11,663
                                                           -------     -------     -------
Net Assets:
   Beginning of Period                                      17,940      34,283      22,620
                                                           -------     -------     -------
   End of Period                                           $25,505     $17,940     $34,283
                                                           =======     =======     =======
Shares Issued and Redeemed:
   PBHG Class
   Shares Issued                                               496         975       1,240
   Shares Issued upon Reinvestment of Distributions              7         380          24
   Shares Redeemed                                            (120)     (2,131)       (424)
                                                           -------     -------     -------
   Total PBHG Class Share Transactions                         383        (776)        840
                                                           -------     -------     -------
   Advisor Class/2/
   Shares Issued                                                --          31          55
   Shares Issued upon Reinvestment of Distributions             --          31           5
   Shares Redeemed                                             (81)       (400)       (229)
                                                           -------     -------     -------
   Total Advisor Class Share Transactions                      (81)       (338)       (169)
                                                           -------     -------     -------
   Net Increase (Decrease) in Shares Outstanding               302      (1,114)        671
                                                           =======     =======     =======


1. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

2. Information presented for the PBHG Special Equity Fund represents the Institutional Service Class shares of the NWQ Special Equity Portfolio. Upon the business combination of the NWQ Special Equity Portfolio and the PBHG Special Equity Fund on December 14, 2001, the Institutional Service Class shares of the NWQ Special Equity Portfolio were fully liquidated and exchanged for PBHG Class shares of the PBHG Special Equity Fund.

     Reference Note 1 to Financial Statements.

Amounts designated as "-" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

PBHG Funds

                              Financial Highlights

                 For a Share Outstanding Throughout Each Period
                      For the Period Ended March 31, 2002


             Net                 Realized and                                           Net
            Asset        Net      Unrealized    Distributions  Distributions           Asset
            Value    Investment    Gains or       from Net         from       Return   Value
          Beginning    Income      (Losses)     Investment       Capital        of      of     Total
          Of Period    (Loss)    on Securities   Income           Gains       Capital  Period  Return
-----------------------------------------------------------------------------------------------------
PBHG Special Equity Fund
 PBHG Class
 2002/1/   $11.73      $0.05          $2.20       $(0.06)           --           --    $13.92    19.20+
 2001/2/    13.28       0.08           0.09        (0.06)      $ (1.66)          --     11.73     1.23%
 2000/2    211.84       0.07           1.55        (0.07)        (0.11)          --     13.28    13.80
 1999/2/    10.01       0.03           1.88        (0.03)        (0.05)          --     11.84    19.33
 1998/2,3/  10.00       0.02          (0.01)          --            --           --     10.01     0.10%+

                                                                    Ratio of Net
                                                       Ratio of      Investment
                            Ratio       Ratio          Expenses    Income (Loss)
                         of Expenses    of Net       to Average     to Average
   Net                   to Average   Investment    Net Assets      Net Assets
  Assets      Ratio       Net Assets    Income       (Excluding    (Excluding
   End     of Expenses    (Including    (Loss)         Waivers       Waivers       Portfolio
of Period   to Average     Expense     to Average    and Expense    and Expense     Turnover
  (000)     Net Asets     Reduction)   Net Assets    Reduction      Reduction)       Rate
---------------------------------------------------------------------------------------------
  25,505      $1.25%*        1.25%*      0.86%*         2.21%*         (0.10)%*      13.92%+
  16,996       1.25%         1.25%       0.54%          1.54%           0.25%        66.00%
  29,547       1.15%         1.15%       0.60%          1.66%           0.09%        49.00%
  16,406       1.22%         1.22%       0.26%          1.70%          (0.22)%       26.00%
  14,167      1.16%*         1.16%*      0.42%*         1.98%*         (0.41)%*      23.00%+

  * Annualized

  + Total return and portfolio turnover have not been annualized.

  1 On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

  2 For the year or period ended October 31.

  3 The PBHG Special Equity Fund commenced operations on November 4, 1997.

Amounts designated as "-" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

      PBHG Funds

 Notes to Financial Statements
 As of March 31, 2002


1. Organization

PBHG Funds (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware business trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers twenty-one series: the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Special Equity Fund (the "Special Equity Fund", formerly the PBHG New Perspective Fund), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund") and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Clipper Focus, Focused Value, Technology & Communications, and Global Technology & Communications Funds, which are classified as non-diversified management investment companies. The financial statements presented within are only for the Special Equity Fund. Financial statements for all other Portfolios are presented separately. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT and Technology & Communications Funds. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Special Equity Fund ("Acquiring Fund") has acquired all of the assets of the NWQ Special Equity Portfolio of UAM Funds, Inc. ("Acquired Fund"). Following approval by their respective Boards and shareholders, the tax-free reorganization for NWQ Special Equity took place on December 14, 2001. All of the shareholders of the Acquired Fund received PBHG Class shares of the respective Acquiring Fund. Each shareholder of an Acquired Fund received a number of shares of the corresponding Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Fund. The net assets upon reorganization, and the number of shares issued and redeemed by the Acquiring Fund, was as follows:

                                              Net Assets
                                                 Upon              Acquiring Fund          Acquired Fund
        Acquiring Fund                      Reorganization         Shares Issued          Shares Redeemed
----------------------------------------------------------------------------------------------------------
PBHG Special Equity Fund
   PBHG Class/Institutional Class             $19,703,207            1,575,743               1,512,416
   Advisor Class/Institutional
     Service Class                                     --                  --                   64,928

The assets of the Acquired Fund prior to the reorganization and the unrealized gain/(loss) included in the net assets was as follows:

                                                                                             Unrealized
                                                                   Net Assets                Gain/(Loss)
                                                                     Before                  Included in
                                                                 Reorganization              Net Assets
--------------------------------------------------------------------------------------------------------
UAM Funds, Inc. NWQ Special Equity Portfolio/1/                   $ 19,703,207                $173,989

/1/ Denotes the surviving or continuing Portfolio for purposes of maintaining the financial statements and performance history in the post-reorganization Portfolios.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation -- Investment securities of the Portfolios that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. The Board of Trustees, in performing its fair value determination of the Wrapper Agreements, considers the credit worthiness and the ability of the Wrap Providers to pay amounts due under the Wrapper Agreements.

Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

Dividends -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared on a quarterly basis. Dividends from net investment income for the IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

Foreign Withholding Taxes -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers exist-

PBHG Funds

ing or operating in such countries. Such taxes are generally based on income earned. The Portfolio's accrue such taxes when the related income is earned. Net Asset Value Per Share -- The value of an individual share in a fund is computed by adding the value of the proportionate interest of each class in a Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Translation-- The books and records of the Global Technology & Communications Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Global Technology & Communications Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Global Technology & Communications Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Other -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the period ended March 31, 2002, there were $17,491 in redemption fees retained.

Directed Brokerage -- Some Portfolios direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Portfolios had expenses reduced by the amounts shown below. During the year ended March 31, 2002, the Focused Value, Large Cap Value and Mid-Cap Value Fund's expenses were reduced by $729, $5,178, and $1,689, respectively.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Implementation of New Accounting Standards -- On April 1, 2001, the Fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required for fiscal years beginning after December 15, 2000. Prior to April 1, 2001, the IRA Capital Preservation Fund recorded paydown gains and losses on mortgage- and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $184,654 decrease in interest income and a corresponding $184,654 increase in realized gains. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

3. Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Large Cap 20, Limited, New Opportunities, Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Special Equity, Small Cap Value, Disciplined Equity, Global Technology & Communications, REIT, Strategic Small Company and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the PBHG Funds service plan and extraordinary expenses. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain these expense limitation agreements until March 31, 2003.

Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed the specified percentage of the Portfolio's average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the PBHG Funds Service Plan, and extraordinary expenses. With respect to the Special Equity Fund, effective September 25, 2002, the Adviser will be allowed to be reimbursed for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Fund after September 25, 2002. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

The advisory fee and expense limitations are as follows:

                                                Adviser           Expense
                                                  Fee            Limitation
------------------------------------------------------------------------------
Special Equity Fund                              1.00%              1.25%

The expense limitation will be increased to 1.50% for the Special Equity Fund after September 25, 2002. In addition, the Adviser is entitled to receive the adviser fee disclosed in the above table, however the Adviser has contractually agreed to waive a portion of its fee and receive a lower management fee from the Special Equity Fund until September 25, 2002.

PBHG Funds

As of March 31, 2002



Prior to December 14, 2001, NWQ Investment Management Company ("NWQ") served as investment adviser to the NWQ Special Equity Portfolio pursuant to an investment advisory agreement with UAM Funds, Inc. and was paid a fee calculated at an annual rate of 0.85% of average daily net assets. For the period November 1, 2001 to December 14, 2001, NWQ was paid $20,808 by the NWQ Special Equity Portfolio for its services. Effective December 14, 2001, NWQ became the sub-adviser to the Special Equity Fund. PBHG Funds, on behalf of the Special Equity Fund, and the Adviser have entered into a sub-advisory agreement with NWQ. Pursuant to the sub-advisory agreement, NWQ has agreed to manage the investment operations of the Special Equity Fund and the composition of its investment portfolio, to provide supervision of the Special Equity Fund's investments and to determine the securities to be purchased or sold by the Special Equity Fund. For the services it provides, NWQ is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, NWQ will receive a sub-advisory fee equal to 0.85% of the assets transferred to the Special Equity Fund in connection with the reorganization and 0.425% of the average daily net assets after the reorganization (less the amount of any expense reimbursements) on other assets of the Portfolio. NWQ receives no fees directly from the Special Equity Fund.

PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Funds Services (the "Sub-Administrator").The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees.The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

Prior to the reorganization dates, the Sub-Administrator was the administrator (the "predecessor Administrator") and provided administrative services to the UAM Fund Family, which included UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, under an Administration Agreement (the "former Administration Agreement"). Pursuant to the former Administration Agreement, the Acquired Fund paid the predecessor Administrator 0.093% per annum of the daily net assets and an annual base fee of $54,500. The Acquired Fund paid the following amounts to the Predecessor Administrator for its services for the periods listed:

                                     Period                            Amount
-------------------------------------------------------------------------------
Special Equity Fund               11/01/01-12/14/01                    $9,758

                                     Period                            Amount
-------------------------------------------------------------------------------
Special Equity Fund               4/1/01-10/31/01                     $53,816

Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI") provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing, and transfer agent services to the UAM Fund Family under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into

Service Agreements with the Sub-Administrator, DST and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Fund Family. After May 25, 2001, UAMSSC became PBHG Shareholder Services, Inc. ("PBHGSS"). Pursuant to the Agreement, the NWQ Special Equity Portfolio paid UAMFSI 0.073% per annum of their average daily net assets, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts. The Acquired Fund paid the following amounts to UAMFSI, the Sub-Administrator, DST and UAMSSC for their services for the periods listed:


                                                       Admin-       Portion      Portion    Portion
                                                      istration     Paid to      Paid to    Paid to
                                   Period               Fees          SEI          DST       UAMSSC
---------------------------------------------------------------------------------------------------
Special Equity Fund            11/1/00-3/31/01       $ 58,395     $ 21,039     $ 13,750     $7,550

SEI Investments has agreed to act as an agent in placing repurchase agreements for the Portfolios, excluding the Cash Reserves Fund. Listed below is the amount SEI Investments earned for its services from the Special Equity Fund, for the year or period ended March 31, 2002, and are reflected as a reduction of interest income.

Special Equity Fund                                                       $153

Prior to December 17, 2001, the Heitman Real Estate Portfolio charged 0.50% of the average daily net assets of its Advisor Class shares for Rule 12b-1 services in the amount of $52,019. In addition, the NWQ Special Equity Portfolio Institutional Service Class shares paid service fees for the period from November 1, 2000 to October 31, 2001 at an annual rate of 0.40% of the average daily net assets of the Institutional Service Class shares in the amount of $8,060.

Effective July 16, 2001, the Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser. Prior to July 16, 2001, SEI Investments Distribution Co. ("SEI") a wholly owned subsidiary of SEI Investments Company, and the Fund were parties to a distribution agreement pursuant to which SEI served as principal underwriter for the Fund. The Distributor and SEI received no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment of a service fee by the Fund of 0.25% of the average daily net assets of the Advisor Class shares to the Distributor for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of those accounts. Currently, only the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, REIT, Small Cap Value and Technology & Communications Funds offer Advisor Class Shares. Of the service fees the Distributor received, it retained $167, $186, $248, $138, $249, $889, and $406 from the Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, REIT, Small Cap Value and Technology & Communications Funds, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union National Bank, serves as the custodian for each of the Portfolios except the the Global Technology & Communications Fund. The Northern Trust Company serves as the custodian for the Global Technology & Communications Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS") to assist in the provision of those

PBHG Funds


services. Prior to May 25, 2001, PBHGSS was known as UAMSSC. PBHGSS received no fees directly from the Portfolios.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Fund Family for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative. The Acquired Fund paid UAMSSC the following shareholder service fees (including out of pocket expenses) for the periods listed:

                                      Period                             Amount
--------------------------------------------------------------------------------
Special Equity Fund               11/01/01-12/14/01                      $ 1,610

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the year or period ended March 31, 2002 were:

                                      Amount
                                      ------
Special Equity Fund                   $ 760

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the year, PBHG Fund Services received a fee of $541,693, which was allocated to each fund quarterly based on average net assets. This amount is included in transfer agent expense on the Statement of Operations. The fee is reviewed semi-annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

4.   Investment Transactions

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Special Equity Fund, for the year or period ended March 31, 2002 was as follows:

                                 Purchases                Sales
                                  (000)                    (000)
                              --------------           --------------
Special Equity Fund            $ 5,681,551              $ 2,854,154

5.   Federal Tax Information

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2002, attributable to certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:


                                           Increase/         Increase/
                                           (Decrease)        (Decrease)
                           Increase/      Accumulated     Undistributed
                          (Decrease)      Net Realized    Net Investment
                         Paid in-Capital     Gain             Income
                            (000)            (000)             (000)
                         --------------   ------------    -------------
Special Equity Fund         $(55)            $(24)              $79

These reclassifications had no effect on net assets or net asset value per share. The tax character of dividends and distributions paid during the last two fiscal years or periods were as follows:


                            Ordinary          Long-Term         Return of
                             Income          Capital Gain        Capital             Total
                              (000)             (000)             (000)              (000)
                            ------------      ------------      ----------        ------------
Special Equity Fund
       2002                    $ 79                --               $9               $   88
       2001                     828           $ 4,232               --                5,060

PBHG Funds

Notes to Financial Statements -- Concluded

As of March 31, 2002



As of March 31, 2002, the components of Distributable Earnings/(Accumulated Losses) were as follows:


                          Undistributed    Undistributed      Capital             Post        Unrealized
                            Ordinary         Long-Term          Loss             October      Appreciation
                             Income         Capital Gain     Carryforwards       Losses      (Depreciation)
                             (000)             (000)            (000)             (000)           (000)
                          ------------    ------------      ----------------  --------------  --------------
Special Equity Fund            94               --              (134)            (28)             2,585

Post-October losses represent losses realized on investment transactions from November 1, 2001 through March 31, 2002 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2002, the Special Equity Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                       Expiring March 31,
                            ------------------------------------------------------------------------------------------------------
                                   2006             2007              2008            2009            2010              Total
                                  (000)             (000)            (000)           (000)            (000)             (000)
                            ---------------    ---------------  ---------------  ---------------  ---------------  ---------------
Special Equity Fund                --                 --              --              $134             --              $ 134


                                             PBHG Funds

At March 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Special Equity Fund, at March 31, 2002 were as follows:

                                                                      Net
                                                                   Unrealized
                            Federal    Unrealized    Unrealized   Appreciation/
                            Tax Cost  Appreciation  Depreciation   Depreciation
                             (000)       (000)         (000)           (000)
                            --------  ------------  ------------  -------------
Special Equity Fund         $22,715     $3,663        $(1,078)        $2,585

6.   Concentrations/Risks

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer non-cyclical and financial, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector.

7.   Line of Credit

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $500 million committed line of credit available to the Funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Funds had no outstanding borrowings at March 31, 2002 or at any time during the year or period ended March 31, 2002.

Prior to the close of business December 14, 2001, the NWQ Special Equity Portfolio along with certain other portfolios of the UAM Fund Family which includes UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, collectively entered an agreement which enabled them to participate in a $100 million unsecured line of credit with several banks. Borrowings were made solely to temporarily finance the repurchase of capital shares. Interest was charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee was computed at 0.09% per annum), payable at the end of each calendar quarter, was accrued by each participating portfolio based on its average daily unused portion of its line of credit. Prior to December 14, 2001, the NWQ Special Equity Portfolio had no borrowings.

Effective January 14, 2002, the Acquiring Fund became an eligible borrower under the PBHG Line of Credit Agreement.

      PBHG Funds

Notice To Shareholders (unaudited)

For shareholders that do not have a March 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2002 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2001, each portfolio is designating the following items with regard to distributions paid during the year. These designations include the impact from utilizing earnings and profits distributed to shareholders on redemption of shares which will be part of the dividends paid deduction for each fund.

                           Long Term      Qualified
                           (20% Rate)      5-Year       Ordinary                                                    Foreign
                          Capital Gain      Gain        Income          Tax-Exempt       Total        Qualifying       Tax
Fund                      Distribution   Distribution   Distributions     Interest   Distributions   Dividends (1)  Credit (2)
------------------------------------------------------------------------------------------------------------------------------
Special Equity Fund.....      0.00%          0.00%          0.00%         0.00%          0.00%           0.00%        0.00%
==============================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".

                                          PBHG Funds

                                                 Shareholder Meeting (unaudited)


A special meeting of the shareholders of the NWQ Special Equity Portfolio of the UAM Funds, Inc. was held on December 14, 2001 to vote on the following matter:

                                                                                                                  Total
                                                                                   For     Against  Abstain  Shares Outstanding
                                                                                  ------   -------  -------  ------------------
To approve the Agreement and Plan of Reorganization for the NWQ Special Equity
Portfolio into the PBHG Special Equity Fund                                       914,987     --     1,534        1,493,519


      PBHG Funds

Trustees and Officers of the Trust (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                     Term of                                                     Portfolios
                        Position   Office and                                                    in Complex         Other
                        Held with  Length of                 Principal Occupation(s)              Overseen       Directorships
Name, Address, and Age  the Fund   Time Served                 During Past 5 Years               by Trustee          Held
------------------------------------------------------------------------------------------------------------------------------------
John R.                 Trustee    Trustee      Chief Financial Officer, The Triumph Group, Inc.     31      Director, The Triumph
Bartholdson                         since       (manufacturing) since 1992.                                  Group, Inc. since 1992
1255 Drummers Lane,                 1997
Suite 200
Wayne, PA 19087
(57)
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards       Trustee    Trustee      Consultant, Syrus Associates (business and           31      Trustee, Provident
76 Seaview Drive,                  since        since marketing consulting firm) since 1986.                 Investment Counsel
Santa Barbara,                     1997                                                                      Trust (investment
California 93108                                                                                             company) since 1992.
(55)                                                                                                         Trustee, EQ Advisors
                                                                                                             Trust (investment
                                                                                                             company) since 1997

Albert A. Miller        Trustee    Trustee      Senior Vice President, Cherry & Webb, CWT            31             None
7 Jennifer Drive                   since        Specialty Stores since 1995-2000, Advisor and
Holmdel, New                       1997         Secretary, the Underwoman Shoppes Inc. (retail
Jersey 07733                                    clothing stores) since 1980. Merchandising Group
(67)                                            Vice President, R.H. Macy & Co. (retail department
                                                stores), 1958-1995. Retired.

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees*
------------------------------------------------------------------------------------------------------------------------------------

Harold J. Baxter**      Chairman   Trustee      Chairman, Chief Executive Officer and Director,      31      Director, Old Mutual
1400 Liberty Ridge      of the     since        Pilgrim Baxter & Associates, Ltd. since 1982.                (US) Holdings, Inc.
Drive                   Board and  1997         Trustee, the Administrator since May 1996.
Wayne, PA 19087-5593    Trustee                 Chairman, Chief Executive Officer and Director,
(55)                                            Pilgrim Baxter Value Investors, Inc. since June 1996.
                                                Trustee, PBHG Fund Distributors since January 1998.

*Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.

       Officers*

Gary L. Pilgrim         President      PresidentPresident and Director, Pilgrim Baxter &           N/AN/A
                                                Associates,
1400 Liberty Ridge Drive               since    Ltd. since 1982. Trustee, the PBHG Fund Services
Wayne, PA 19087-5593                     1997   since May 1996. President and Director, Pilgrim
(61)                                            Baxter Value Investors, Inc. since June 1996.
----                                            ---------------------------------------------
Lee T. Cummings         Treasurer,     TreasurerVice President, Pilgrim Baxter & Associates, Ltd.  N/AN/A
1400 Liberty Ridge DriveChief Financial  Chief  since 2001 and Director of Mutual Fund Operations,
Wayne, PA 19087-5593    Officer,       FinancialPilgrim Baxter & Associates, Ltd., 1996-2001.
          (38)          Controller     Officer, President, PBHG Shareholder Services, Inc. since
                                       Controlle2001. President, PBHG Fund Distributors since 1999 since  and Treasurer, PBHG Fund Services, May 1996-
                                         1997   1999. President, PBHG Fund Services since
                                                December 1998. Investment Accounting Officer,
                                                Delaware Investments Funds (investment
                                                companies), 1994-1996.


                                               PBHG Funds

Officers*
(continued)

                                            Term of                                                     Number of
                          Position         Office and                                                 Portfolios in        Other
                          Held with         Length of           Principal Occupation(s)              Complex Overseen  Directorships
Name, Address, and Age    the Fund        Time Served             During Past 5 Years                   by Trustee          Held
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr              Vice President    Vice        Senior Vice President, Pilgrim Baxter &            N/A              N/A
1400 Liberty Ridge Drive  and Secretary   President     Associates,  Ltd. since 2001 and General
Wayne, PA 19087-5593                         and        Counsel and Secretary, Pilgrim Baxter &
                                          Secretary     Associates, Ltd. since November 1996.
(40)                                        since       General Counsel and Secretary, Pilgrim Baxter
                                            1997        Value Investors, Inc. since November 1996.
                                                        General Counsel and Secretary, PBHG Fund
                                                        Services
                                    since January 1998. General Counsel and
                                     Secretary,
                                     PBHG Fund Distributors since January 1998.
                                     Vice
                                     President and Assistant Secretary, Delaware
                                     Management Company, Inc. (investment
                                     adviser)
                                     and the Delaware Investments Funds
                                     (investment
                                     companies), 1995-1996.
                                     ----------------------
Meghan M. Mahon  Vice         Vice   Vice President and Assistant Secretary,    N/A          N/A
                 President           Pilgrim Baxter
1400 Liberty     and        President& Associates, Ltd. since 2001 and Senior
Ridge Drive      Assistant           Counsel
Wayne, PA        Secretary     and   since January 2002, Counsel, Pilgrim
19087-5593                           Baxter &
(34)                        AssistantAssociates, Ltd. April 1998 to December
                                    2001.

                            SecretaryAssistant Secretary, Value Investors since
                                     January

                                since  2000, Senior Counsel since January 2002
                                   and Counsel

                                1998   January 2000 to December 2001. Assistant
                                       Secretary,
                                       PBHG Fund Services since January 2000,
                                       Senior
                                       Counsel since January 2002, Counsel
                                       January 2000 to
                                       December 31, 2001. Vice President,
                                       Assistant
                                       Secretary and Counsel, Delaware Management
                                       Company, Inc. (investment adviser) and the Delaware
                                       Investments Funds (investment companies),
                                       1997-1998. Associate, Drinker Biddle &
                                     Reath,

                                       LLP (law firm) 1994-1997.

Rbert E. Putney,   Vice        Vice    Vice President, Senior Legal Counsel and   N/A          N/A
II                 President           Assistant
100 Liberty Ridge  and       President Secretary, Pilgrim Baxter & Associates,
Dive               Assistant           Ltd. since
Wyne, PA 19087-5593Secretary    and    December 2001; Director and Senior
                                       Counsel, Merrill

(2)                          Assistant Lynch Investment Managers, L.P. and
                                   Pri nceton

                             Secretary Administrators, L.P. until December 2001;
                                   Secretary

                               since   of various Merrill Lynch and Mercury
                                   ope n-end

                               2002    funds, as well as Somerset Exchange Fund
                                    an d The

                                       Europe Fund, Inc., until December 2001.

  Brian C. Dillon  Vice        Vice    Chief Compliance Officer, Pilgrim Baxter & N/A          N/A
                   President
  1400 Liberty               President Associates, Ltd. since April 2001. Chief
  Ridge Drive                          Compliance
  Wayne, PA                    since   Officer, Pilgrim Baxter Value Investors,
  19087-5593                           Inc., PBHG
  (38)                         2001    Fund Services and PBHG Fund Distributors
                                     s ince

                                       April 2001. Vice President and Senior
                                  Comp liance

                                       Officer, Delaware Investments, 1995-2001.

  James R. Foggo   Vice        Vice    Vice President and Assistant Secretary of  N/A          N/A
                   President           the
  One Freedom      and       President Sub-Administrator and SEI Investments
  Valley Road      Assistant
  Oaks, PA 19456   Secretary    and    Distribution Co. since 1998. Associate,
                                  Paul  Weiss,

  (37)                       Assistant Rifkind, Wharton & Garrison (law firm),
                                     1 998.

                             Secretary Associate, Baker & McKenzie (law firm),
                               since 1 995-1998.

                               1999

  Timothy D. Barto Vice        Vice    Vice President and Assistant Secretary of  N/A          N/A
                   President           SEI
  One Freedom      and       President Investments Co. and Vice President and
  Valley Road      Assistant           Assistant
  Oaks, PA 19456   Secretary    and    Secretary of SEI Investments Mutual Fund
  (34)                       Assistant Services and SEI Investments Distribution
                                       Co.
                             Secretary since November 1999. Associate, Dechert
                                    Pr ice &

                               since   Rhoads (law firm) 1997-1999.
                               1999


*Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Funds

                    [This page is intentionally left blank.]

P B H G
F U N D S

P.O. Box 219534
Kansas City, MO 64121-9534

Investment Adviser:
Pilgrim Baxter & Associates, Ltd.

Distributor:
PBHG Fund Distributors

This annual report is for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Funds and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
1.800.433.0051                                                 www.pbhgfunds.com
--------------------------------------------------------------------------------
PBHG-Annual 2002 02-252

                           PART C--OTHER INFORMATION

Item 15: Indemnification

   Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

      Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

   No indemnification shall be provided hereunder to a Covered Person:

      (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

      (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

      (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

   The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

   Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

      (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

      (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

   As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

   As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------


   The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors and officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).


   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits:


(1)(a). Declaration of Trust of Registrant.(1)

(1)(b). Certificate for the Establishment and Designation of Series and Classes for the Nuveen Growth and
        Income Stock Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and
        Stock Fund, dated June 20, 1996.(3)

(1)(c). Certificate for the Establishment and Designation of Series for the Nuveen European Value Fund,
        dated May 27, 1998.(10)

(1)(d). Amended Designation of Series of the Nuveen Investment Trust, dated September 24, 2002.(20)

(2)(a). By-Laws of Registrant.(1)

(2)(b). Amendment to By-Laws of Registrant.(15)

(3).    Not Applicable.

(4).    Agreement and Plan of Reorganization dated August 1, 2002 (Included as Appendix I to the combined
        Proxy Statement and Prospectus).

(5).    Specimen certificate of Shares of each Fund.(3)

(6)(a). Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(6)

(6)(b). Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital
        Corporation.(6)

(6)(c). Form of Amended Schedule A to Management Agreement between Registrant and Nuveen
        Institutional Advisory Corp.(10)

(6)(d).  Form of Amended Schedule A to Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and Institutional Capital Corporation.(10)

(6)(e).  Form of Amended Schedule B to Management Agreement between Registrant and Nuveen
         Institutional Advisory Corp.(10)

(6)(f).  Form of Addendum to Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and Institutional Capital Corporation.(10)

(6)(g).  Renewal of Investment Management Agreement dated April 28, 2002.(20)

(6)(h).  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ
         Investment Management Company, LLC.(20)

(6)(i).  Amended Schedules A and B to the Management Agreement between Registrant and Nuveen
         Institutional Advisory Corp.(20)

(7)(a).  Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated August 1,
         1998.(11)

(7)(b).  Dealer Management Agreement dated October 22, 1996.(4)

(7)(c).  Renewal of Distribution Agreement dated July 31, 2001.(18)

(8).     Not applicable.

(9)(a).  Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)

(9)(b).  Global Custody Agreement between Registrant and The Chase Manhattan Bank dated July 21,
         1998.(13)

(9)(c).  Form of Subscription Agency Agreement between Registrant and The Chase Manhattan Bank.(4)

(10)(a). Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and
         Class C Shares of each Fund.(3)

(10)(b). Amendment to Plan of Distribution and Service Pursuant to Rule 12b-1.(11)

(10)(c). Multi-Class Plan.(4)

(11)(a). Opinion and consent of Chapman and Cutler, dated October 9, 2002.(20)

(11)(b). Opinion and consent of Bingham McCutchen LLP, dated October 4, 2002.(20)

(12).    Opinion and consent of Ballard Spahr Andrews & Ingersoll, LLP, dated October 9, 2002.(20)

(13).    Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(11)

(14).    Consent of Independent Public Accountants.(20)

(15).    Not applicable.

(16)(a). Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms.
         Wellington.(19)

(16)(b). Powers of Attorney for Ms. Wellington, Mr. Bennett and Mr. Kissick.(20)

(17).    Proxy Card.(20)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.

(7) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(10)Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(11)Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(12)Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.
(13)Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.
(14)Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for Registrant.
(15)Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for Registrant.
(16)Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for Registrant.
(17)Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for Registrant.
(18)Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for Registrant.

(19)Incorporated by reference to Form N-14 for Registrant filed on August 30, 2002.

(20)Filed herewith.

Item 17: Undertakings

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES


As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant in the City of Chicago, and State of Illinois, on the 9th day of October, 2002.


                                        NUVEEN INVESTMENT TRUST

                                            /S/  GIFFORD R. ZIMMERMAN
                                        ________________________________________
                                                 Gifford R. Zimmerman
                                                    Vice President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


          Signature                     Title                          Date
          ---------                     -----          -               ----

     /S/  STEPHEN D. FOY       Vice President and                 October 9, 2002
  -------------------------      Controller (Principal
       Stephen D. Foy            Financial and
                                 Accounting Officer)
   Timothy R. Schwertfeger     Chairman,               )       /S/  GIFFORD R. ZIMMERMAN
                                 President and Trustee )   By___________________________
                                                       )          Gifford R. Zimmerman
                                                       )            Attorney-in-Fact
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
    Thomas E. Leafstrand       Trustee                 )
                                                       )
       James E. Bacon          Trustee                 )
                                                       )
     William E. Bennett        Trustee                 )
                                                       )
        Jack B. Evans          Trustee                 )
                                                       )
     William L. Kissick        Trustee                 )
                                                       )
    Sheila W. Wellington       Trustee                 )



An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and are being or have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


 Exhibit
Number                                         Exhibit
--------                                       -------
   (1)(d) Amended Designation of Series of the Nuveen Investment Trust, dated
          September 24, 2002.
   (6)(g) Renewal of Investment Management Agreement dated April 28, 2002.
   (6)(h) Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
          NWQ Investment Management Company, LLC dated August 15, 2002.
   (6)(i) Amended Schedules A and B of Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.
  (11)(a) Opinion and consent of Chapman and Cutler.
  (11)(b) Opinion and consent of Bingham McCutchen LLP.
  (11)(c) Opinion and consent of Ballard Spahr Andrews & Ingersoll, LLP.
  (14)    Consent of Independent Public Accountants.
  (16)(b) Powers of Attorney for Ms. Wellington, Mr. Bennett and Mr. Kissick.
  (17)    Proxy Card.
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